NATIONAL SEMICONDUCTOR CORPORATION

                         RETIREMENT AND SAVINGS PROGRAM



























                        Originally Effective June 1, 1975
                   Amended and Restated Effective June 1, 1997


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7/23/02 11:00 AM                                                Doc. #83279 v.1
                                                           TABLE OF CONTENTS


ARTICLE I.....................................................................1

   1.01     Name..............................................................1
   1.02     Effective Date....................................................1

ARTICLE II....................................................................2

   2.01     Accounts..........................................................2
   2.02     Accrued Benefit...................................................2
   2.03     Actual Deferral Percentage........................................2
   2.04     Allocation Date...................................................2
   2.05     Annual Profit Sharing Contributions...............................2
   2.06     Beneficiary.......................................................3
   2.07     Board.............................................................3
   2.08     Code..............................................................3
   2.09     Comlinear 401(k) Plan.............................................3
   2.10     Committee.........................................................3
   2.11     Compensation......................................................3
   2.12     Consolidated Group................................................3
   2.13     Disability........................................................4
   2.14     Disability Benefit Plan...........................................4
   2.15     Electronic Access System..........................................4
   2.16     Employee..........................................................5
   2.17     Employer..........................................................5
   2.18     Employer Match....................................................5
   2.19     Employment Date...................................................5
   2.20     ERISA.............................................................5
   2.21     Fairchild 1988 Rollover Account...................................6
   2.22     Fiscal Year.......................................................6
   2.23     401(k) Account....................................................6
   2.24     Highly Compensated Employee.......................................6
   2.25     Hour of Service...................................................7
   2.26     Inactive Participant..............................................7
   2.27     Investment Fund...................................................7
   2.28     Layoff or Laid Off................................................7
   2.29     Non-Highly Compensated Employee...................................7
   2.30     NSC Stock.........................................................7
   2.31     NSC Stock Fund....................................................7
   2.32     One-Year Break-in-Service.........................................8
   2.33     Participant.......................................................8
   2.34     Participant Elected Contribution..................................8
   2.35     Plan..............................................................8
   2.36     Plan Quarter......................................................8
   2.37     Plan Year.........................................................8
   2.38     Profit Sharing Account............................................8
   2.39     Rollover Account..................................................8
   2.40     Rollover Contribution.............................................9
   2.41     Spouse and Surviving Spouse.......................................9
   2.42     Stock Bonus Account...............................................9
   2.43     Termination Date..................................................9
   2.44     Trust or Trust Agreement..........................................10
   2.45     Trust Fund or Fund................................................10
   2.46     Trustee...........................................................10
   2.47     Valuation Date....................................................10
   2.48     Voluntary Contributions...........................................10
   2.49     Voluntary After-Tax Account.......................................10
   2.50     Years of Service..................................................10

ARTICLE III...................................................................13

   3.01     Eligibility Requirements..........................................13
   3.02     Ineligible Employees..............................................13
   3.03     Credit for Predecessor Employment.................................14
   3.04     Credit for Consolidated Group Employment..........................15

ARTICLE IV....................................................................16

   4.01     Participation on Re-employment....................................16
   4.02     Inactive Participants.............................................16

ARTICLE V.....................................................................17
   5.01     Employer's Annual Profit Sharing Contributions....................17
   5.02     Participant Elected Contributions.................................18
   5.03     Employer Match....................................................20
   5.04     Discontinued Contributions........................................21
   5.05     Limitation on Contributions.......................................21
   5.06     Rollover Contributions............................................21

ARTICLE VI....................................................................23

   6.01     Accounts..........................................................23
   6.02     Employment Required at End of Plan Year...........................23
   6.03     Allocation and Crediting of Contributions.........................23
   6.04     Disposition of Forfeitures from Former Participant's
            Profit Sharing Accounts...........................................24
   6.05     Adjustment of the Participant's Accounts..........................25
   6.06     Title to Assets in Trustee........................................25
   6.07     Participant's NSC Stock Voting Rights.............................25
   6.09     Limits with Respect to Transactions in NSC Stock..................26

ARTICLE VII...................................................................27

   7.01     Investment Funds in General.......................................27
   7.02     Investment of Accounts............................................27
   7.03     Election of Investment Funds......................................28
   7.04     Expenses..........................................................29

ARTICLE VIII..................................................................30

   8.01     Vested Amounts....................................................30
   8.02     Forfeiture of Nonvested Accounts..................................32
   8.03     Vesting on Re-Employment..........................................32
   8.04     Lost Participant or Beneficiary...................................33

ARTICLE IX....................................................................34

   9.01     Retirement........................................................34

ARTICLE X.....................................................................35

   10.01    Death of Participant..............................................35
   10.02    Payments Upon Failure to Designate Beneficiary....................35

ARTICLE XI....................................................................36


ARTICLE XII...................................................................37

   12.01    Distribution of Benefits..........................................37
   12.02    Required Distributions............................................41
   12.03    Distribution to Minors and Incompetents...........................42
   12.04    Qualified Domestic Relations Order................................42
   12.05    Hardship Withdrawals..............................................44
   12.06    In-Service Withdrawals............................................45
   12.07    Participant Loans.................................................46
   12.08    Direct Rollovers..................................................47

ARTICLE XIII..................................................................50

   13.01    Actual Deferral Percentage and Actual Contribution
            Percentage Testing................................................50
   13.02    Limitations on Allocations........................................53
   13.03    Controlled Groups.................................................55

ARTICLE XIV...................................................................56

   14.01    Applicability.....................................................56
   14.02    Definitions.......................................................56
   14.03    Top Heavy Requirements............................................60
   14.04    Limitations on Contributions......................................61
   14.05    Benefits Under Different Plans....................................61

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ARTICLE XV....................................................................63


ARTICLE XVI...................................................................64

   16.01    Appointment of Committee..........................................64
   16.02    Committee Action..................................................64
   16.03    Rights and Duties of Committee....................................64
   16.04    Investments.......................................................65
   16.05    Information, Reporting and Disclosure.............................66
   16.06    Independent Qualified Accountant..................................66
   16.07    Standard of Care Imposed Upon the Committee.......................66
   16.08    Allocation and Delegation of Responsibility.......................66
   16.09    Bonding...........................................................67
   16.10    Claims Procedure..................................................67
   16.11    Indemnification...................................................68

ARTICLE XVII..................................................................69

   17.01    Authority for Appointment.........................................69
   17.02    Investment Manager Discretion.....................................69

ARTICLE XVIII.................................................................70


ARTICLE XIX...................................................................71


ARTICLE XX....................................................................72


ARTICLE XXI...................................................................73

   21.01    Right to Amend and Terminate......................................73
   21.02    Administrative Amendments.........................................73
   21.03    Protection of Accrued Benefits....................................73
   21.04    No Re-vesting.....................................................74
   21.05    Exclusive Benefit of Participants.................................74
   21.06    Termination and Discontinuance of Contributions...................74

ARTICLE XXII..................................................................75

   22.01    Subsidiaries......................................................75
   22.02    Termination of Participation......................................75
   22.03    Contributions and Allocations.....................................75
   22.04    Committee.........................................................76
   22.05    Accounts..........................................................76

ARTICLE XXIII.................................................................77


ARTICLE XXIV..................................................................78

   24.01    Internal Revenue Service Approval.................................78
   24.02    Mistake of Fact...................................................78
   24.03    Disallowance of Deductibility.....................................78

ARTICLE XXV...................................................................79

   25.01    Governing Law.....................................................79
   25.02    Severability of Provisions........................................79
   25.03    Counterparts......................................................79
   25.04    Captions..........................................................79
   25.05    Interchangeable Word Usage........................................79
   25.06    USERRA Provisions.................................................79


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                                    ARTICLE I

                             NAME AND EFFECTIVE DATE

1.01     Name.

          This Plan shall be known as the National Semiconductor Corporation Retirement and Savings Program ("Plan").

1.02     Effective Date.

          The original effective date of the Plan was June 1, 1975. This Restatement reflects the consolidation of all amendments adopted since the date of the latest restatement, as well as amendments adopted to conform with the requirements of GUST (changes made by "GATT" (the Uruguay Round Agreements Act, PL 103-465); "USERRA" (provisions in the Uniformed Services Employment and Reemployment Rights Act of 1994, PL 103-353); "SBJPA" (the Small Business Job Protection Act of '96, PL 104-188); "TRA '97" (the Taxpayer Relief Act of '97, PL 105-34); "RRA '98" (the Internal Revenue Service Restructuring and Reform Act of '98, PL 105-206) and "CRA" (the Community Renewal Tax Relief Act of 2000, PL 106-554)). Finally, this Restatement reflects the adoption of amendments to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA").

          Unless otherwise stated, the effective date of the amendments made by this restated Plan is June 1, 1997. This restated Plan shall only apply to Participants who perform one or more Hours of Service on or after June 1, 1997.


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                                   ARTICLE II

                                   DEFINITIONS

          Whenever used herein, unless the context clearly indicates otherwise, the following words and phrases have the meanings indicated:

2.01     Accounts.

          Accounts means the separate accounts and sub-accounts established by the Committee in the name of each Participant, in accordance with
          Section 6.01.

2.02     Accrued Benefit.

          Accrued Benefit means the balance of a Participant's Accounts including investment experience as of the most recent Valuation Date, plus accumulated contributions since such date and less any distributions since such date.

2.03     Actual Deferral Percentage.

          Actual Deferral Percentage means, with respect to the group of Highly Compensated Participants and Non-Highly Compensated Participants, the average of the ratios (calculated separately for each Employee in each such group) of the sum of Employee elective contributions and any other contributions (which the Plan Administrator may under Treasury regulations elect to include in the calculation), to the Employee's compensation, as defined under Internal Revenue Code Section 414(s), received during the Plan Year.

2.04     Allocation Date.

          Allocation Date means the last day of each Plan Year for the purpose of allocating Annual Profit Sharing Contributions made under Section
          5.01 hereof, each pay date of the Employer (or, prior to December 1, 1999, the last day of each Plan Quarter) for which an Employee has made a Participant Elected Contribution for the purpose of allocating the Employer Match made pursuant to Section 5.03 hereof and such other dates as the Committee may determine pursuant to Article VI hereof. The term Allocation Date refers to the date on which a Participant is determined to be entitled to receive a contribution, and not to the date on which such contribution is credited to the Participant's Accounts.

2.05     Annual Profit Sharing Contributions.

          Annual Profit Sharing Contributions means the contribution made in respect of any Plan Year by the Employer in accordance with Section 5.01.



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2.06     Beneficiary.

          Beneficiary means the person or persons designated as such by a Participant in accordance with Article X.

2.07     Board.

          Board  means  the  Board  of  Directors   of  National   Semiconductor
          Corporation.

2.08     Code.

          Code means the Internal Revenue Code of 1986, as amended.

2.09     Comlinear 401(k) Plan.

          Comlinear 401(k) Plan means the 401(k) plan formerly maintained by Comlinear, Inc., the assets of which were merged into the Plan effective 12/31/95.

2.10     Committee.

          Committee means the Administrative Committee appointed by the Board in accordance with Article XVI.

2.11     Compensation.

          A.   Compensation means the sum of:

          1. the Employee's basic or regular rate of compensation for each pay date during that portion of the Plan Year in which the Employee is a Participant in the Plan; plus

          2. all overtime, lead time, sales commissions and shift differential income received for pay dates during the Plan Year.

          B. For Plan Years beginning after December 31, 1993 and before December 31, 2001, no more than $150,000 (or such other amount as adjusted for costs of living under Section 401(a)(17)(B) of the
               Code) of annual Compensation shall be taken into consideration for any Employee for any reason under this Plan. For Plan Years beginning after December 31, 2001, no more than $200,000 (or such other amount as adjusted for costs of living under Section 401(a)(17)(B) of the Code) of annual Compensation shall be taken into consideration for any Employee for any reason under this Plan.

2.12     Consolidated Group.

          Consolidated Group means those corporations whose earnings are taken into account for purposes of preparing a consolidated annual report to shareholders of the Employer.

2.13     Disability.

         Disability means:

          A. Any medically determinable physical or mental impairment that causes a Participant to be qualified for disability benefits (or that would have qualified the Participant for disability benefits if the Participant had elected disability coverage) under the Employer's Disability Benefit Plan, so long as the Employer has a Disability Benefit Plan in effect; or

          B.   If there is no Disability  Benefit Plan in effect,  any medically
               determinable   physical  or  mental   impairment  that  causes  a
               Participant to be unable:

               1. During the first twelve (12) months following determination of such impairment, to substantially perform the regular material duties of the same occupation or occupations for which the Participant has been employed by the Employer; and

               2. Subsequent to the first twelve (12) months following determination of such impairment, to substantially perform the material duties of any occupation for which the Participant is or becomes qualified by reason of education, training, or experience.

          Disability shall be established by the certification of a physician, selected by the Participant and approved by the Committee, that the Participant has suffered a permanent disability, or, if the physician selected by the Participant shall not be approved by the Committee, by a majority of three physicians, one selected by the Participant (or his or her spouse, child, parent or legal representative in the event of the Participant's inability to select a physician), one by the Committee, and the third by the two physicians selected by the Participant and the Committee. The decisions of the majority of such three physicians shall be final and conclusive.

2.14     Disability Benefit Plan.

          Disability Benefit Plan means the long term disability benefit provisions of the income benefit plan created by the Employer and executed by and between the Employer and the trustees of the trust created for such plan on July 13, 1981, which were incorporated into a separate Long Term Disability Plan in 1992, as such Disability Benefit Plan may hereafter be amended.

2.15     Electronic Access System.

          Electronic Access System means the Retirement Connection or any other interactive telephone, computer or electronic system adopted by the Committee or its delegate for use in receiving communications from and/or providing information to Participants and/or Beneficiaries.

2.16     Employee.

          "Employee" shall mean any person who renders services to the Employer in the status of an employee as that term is defined in Code Section 3121(d) and specifically excludes any independent contractor. An individual shall only be treated as an Employee if he or she is reported on the payroll records of the Employer as a common law employee. This term does not include any other common law employee. In particular, it is expressly intended that individuals not treated as common law employees on the payroll records of the Employer are to be excluded from Plan participation even if a determination is subsequently made by the Internal Revenue Service, another governmental agency, a court or other tribunal that such individuals are common law employees of the Employer for purposes of pertinent Code sections or for any other purpose. An individual who performs services for the Employer as a leased employee within the meaning of Code Section 414(n) shall not be considered an Employee hereunder for a Plan Year provided the Plan satisfies the coverage requirements of Code Section 410(b) on one day during each quarter of such Plan Year, after counting all such leased employees as nonparticipating employees for purposes of testing whether such requirements are satisfied. If the Plan fails to satisfy such requirements in any Plan Year, all such leased employees shall be treated as Employees for such Plan Year in the manner and to the extent provided for in Code Section 414(n), except as provided in Code Section 414(n)(1)(B) or Code Section 414(n)(5). For purposes of this Subsection, effective for Plan Years commencing after December 31, 1996, "leased employee" means any person (other than an Employee) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of the Employer.

2.17     Employer.

          Employer means National Semiconductor Corporation; any subsidiary or affiliate which, with the consent of National Semiconductor Corporation adopts this Plan; and any corporation which acquires the Employer's business and adopts this Plan.

2.18     Employer Match.

          Employer Match means the contribution made by the Employer in respect of Participants' Elected Contributions for any Plan Year in accordance with Section 5.03.

2.19     Employment Date.

          Employment Date means the first day on which Employee completes an Hour of Service.

2.20     ERISA.

          ERISA means the Employee Retirement Income Security Act of 1974, as amended.

2.21     Fairchild 1988 Rollover Account.

          The Account of a Participant who was employed at Fairchild Semiconductor Corporation prior to October 8, 1987 to which were credited contributions under its Profit Sharing Plan, which Account was rolled over into this Plan as of January 1, 1988.

2.22     Fiscal Year.

          Fiscal Year means the Employer's fiscal year for federal income tax purposes.

2.23     401(k) Account.

          401(k) Account means the separately allocated Account of a Participant arising from Participant Elected Contributions made in accordance with
          Section 5.02 and the Employer Match made in accordance with Section 5.03.

2.24     Highly Compensated Employee.

          The term Highly Compensated Employee includes highly compensated active employees and highly compensated former employees, determined pursuant to the following rules:

          A.   A highly compensated active employee is any Employee who:

          1. at any time during the Plan Year or the preceding Plan Year was a Five Percent Owner; or

          2.   received   compensation  from  the  Employer  or  any  affiliated
               Employer during the preceding Plan Year in excess of $80,000 (as adjusted pursuant to Section 414(q)(1) of the Code).

          B. A highly compensated former employee is determined based on the rules applicable to determining highly compensated employee status as in effect for the Plan Year (determination year), in accordance with section 1.414(q)-1T, A-4 of the temporary Income Tax Regulations and Notice 97-45.

          C. In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, the amendments to Code section 414(q) stated above are treated as having been in effect for years beginning in 1996.

          D. For purposes of this Section 2.24, "compensation" has the meaning given to it under Code section 415(c)(3), as that Code section has been amended by GUST to reflect the inclusion of any elective deferrals (as defined in Code section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reasons of Code sections 125, 132(f)(4) or 457.

2.25     Hour of Service.

          Hour of Service means each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer.

2.26     Inactive Participant.

          Inactive Participant means a Participant who is ineligible to participate in the allocation of Employer contributions and forfeitures pursuant to Section 4.02, but remains employed by the Employer or within the Consolidated Group and continues to have Accounts under this Plan.

2.27     Investment Fund.

          Investment  Fund  means  any  investment   option  authorized  by  the
          Committee for the  investment of  Participants'  Accounts  pursuant to
          Article VII hereof.

2.28     Layoff or Laid Off.

          Layoff or Laid Off means the involuntary cessation of an Employee's employment with the Employer for business reasons administered in accordance with the Employer's standard personnel practices.

2.29     Non-Highly Compensated Employee.

          Non-Highly Compensated Employee means an Employee who is not a Highly Compensated Employee.

2.30     NSC Stock.

          NSC  Stock   means  the  common   stock  of   National   Semiconductor
          Corporation.

2.31     NSC Stock Fund.

          NSC Stock Fund means the fund consisting of shares of NSC Stock and short-term liquid investments, which is maintained by the Trustee to hold Employer Profit Sharing Contributions made in the form of NSC Stock, and for the investment of Stock Bonus Accounts and Participants' Accounts which are directed to be invested in NSC Stock. Each Participant's interest in the NSC Stock Fund shall be measured in units of participation, rather than shares of NSC Stock. Such units shall represent a proportionate interest in all of the assets of the NSC Stock Fund in accordance with the Trust Agreement.

2.32     One-Year Break-in-Service.

          One-Year Break-in-Service means a twelve-consecutive-month period commencing on an Employee's Termination Date (except in the case of a Laid Off Employee, commencing on the first anniversary of the Termination Date) during which an Employee fails to complete an Hour of Service.

2.33     Participant.

          Participant means an Employee who has satisfied the requirements for eligibility under Section 3.01 or 4.01.

2.34     Participant Elected Contribution.

          Participant  Elected  Contribution  means the contribution made by the
          Employer  from  salary   deferrals   elected  by  the  Participant  in
          accordance with Section 5.02.

2.35     Plan.

          Plan means this Retirement and Savings Program and each part thereof.

2.36     Plan Quarter.

          Plan Quarter means the three-consecutive-month period corresponding to quarters of the Employer's Fiscal Year during each Plan Year.

2.37     Plan Year.

          Plan Year means the twelve-consecutive-month period ending on the last day of the Employer's Fiscal Year and in which period the records of this Plan are kept and which period is also the limitation year for purposes of applying the limits of Section 415 of the Code.

2.38     Profit Sharing Account.

          Profit Sharing Account means the Account of a Participant which arises from Annual Profit Sharing Contributions made by the Employer pursuant to Section 5.01.


2.39     Rollover Account.

          Rollover Account means the Account of a Participant which arises from any rollover Contribution made by such Participant.

2.40     Rollover Contribution.

          Rollover Contribution means a contribution made by an Employee to the Trust from the proceeds of a distribution to such Employee from another qualified retirement Plan. Rollover Contributions shall be accepted by the Trustee in accordance with the provisions of Section 5.06.

2.41     Spouse and Surviving Spouse.

          Spouse means the lawful husband or wife of the Participant and Surviving Spouse means the Participant's Spouse surviving at the date of the Participant's death, or a former Spouse of the Participant if a qualified domestic relations order, as defined under Section 414(p) of the Code, requires that such former Spouse be treated as a Surviving Spouse for purposes of determining survivor benefits upon the Participant's death.

2.42     Stock Bonus Account.

          Stock Bonus Account means the separately allocated Account of a Participant arising from stock bonus contributions made by the Employer prior to May 31, 1987 pursuant to Section 5.04.

2.43     Termination Date.

          Termination Date means the earliest of:

          A. The date on which the Employee quits, is discharged, dies, or retires from employment with the Consolidated Group;

          B.   The second anniversary of the Employee's absence on account of:

               1.   the individual's pregnancy;

               2.   the birth of a child of the individual;

               3. the placement of a child with the individual in connection with the adoption of such child by the individual;

               4. caring for such a child for a period immediately following such birth or placement; or

               5.   approved medical or industrial leave.

          C. The date on which the Employee is Laid Off, as that term is defined under Section 2.28 above; or

          D. The first anniversary of the date the Employee is not performing duties for any corporation in the Consolidated Group for any other reason. Provided, however, that in the case of an absence due to service in the Armed Forces of the United States which gives rise to re-employment rights under federal law, Termination Date shall be the date provided pursuant to such law, notwithstanding the one-year limitation, provided that the Employee complies with the relevant provisions of federal law establishing such re-employment rights and, in fact, returns to employment with the Company within the period provided by law.

2.44     Trust or Trust Agreement.

          Trust or Trust Agreement means the National Semiconductor Corporation Retirement and Savings Program Trust made and executed by and between the Employer and the Trustee, effective September 1, 1996 as amended.

2.45     Trust Fund or Fund.

          Trust Fund or Fund means all contributions received by the Trustee for purposes of the Plan, the investment thereof, and the earnings, losses and appreciation or depreciation thereon, less payments made to carry out the Plan.

2.46     Trustee.

          Trustee means Fidelity Management Trust Company, or any successor Trustee or Trustees hereunder.

2.47     Valuation Date.

          Valuation Date means any business day on which the stock market is open.

2.48     Voluntary Contributions.

          Voluntary Contributions means the voluntary after-tax contributions of a Participant made on or before May 31, 1984.

2.49     Voluntary After-Tax Account.

          Voluntary After-Tax Account means the separately allocated Account of a Participant arising from Voluntary Contributions made by such Participant on or before May 31, 1984. No additional contributions are expected to be made to this account.

2.50     Years of Service.

          A. Years of Service to determine a Participant's vested interest under Article VIII means the whole number (disregarding any fraction) derived by dividing 365 into the sum of:

               1. The period of time beginning on the Employee's Employment Date and ending on his or her Termination Date, provided, that in applying the rule of this paragraph 1 to a Laid Off Employee, the period of time shall end on the first anniversary of the Employee's Termination Date;

               2. The period of time beginning on the Employee's re-employment date and ending on his or her Termination Date, provided, that in applying the rule to this paragraph 2 to a Laid Off Employee, the period of time shall end on the first anniversary of the Employee's Termination Date;

               3. The period of time commencing on the Employee's Termination Date and ending on the Employee's resumption of employment with the Employer providing the Employee resumes such employment prior to incurring a One-Year Break-in-Service, as defined in Section 2.32, provided, that in applying the rule of this paragraph 3 to a Laid Off Employee, the period of time shall commence on the first anniversary of the Employee's Termination Date;

               4. The purpose of these Years of Service rules regarding vesting is to grant an employee credit for all Years of Service as long as the Employee is in the employ of the Employer. Under paragraphs 1 and 2, an Employee who is Laid Off is granted one additional year for vesting. Under paragraph 3, the time between the Termination Date and re-employment date also take into account the additional year of vesting. The effect of 1, 2 and 3 together, is to give an Employee who has been Laid-Off only one, not two, extra Years of Service for vesting.

               5. In addition to Years of Service credited pursuant to paragraphs 1 through 4 above, Employees shall be given credit for Years of Service credited under the following predecessor plans, effective as of the date of acquisition by the Employer of the plan sponsors, as follows:

------------------------------------------------- -----------------------------
     Predecessor Plan                                      Acquisition Date
------------------------------------------------- -----------------------------
------------------------------------------------- -----------------------------
  Mediamatics, Inc. 401(k) Plan                             March 17, 1997
------------------------------------------------- -----------------------------
------------------------------------------------- -----------------------------

------------------------------------------------- -----------------------------
------------------------------------------------- -----------------------------
  Future Integrated System 401(k) Profit                    October 20, 1997
  Sharing Plan
 ------------------------------------------------ -----------------------------
 ------------------------------------------------ -----------------------------

 ------------------------------------------------ -----------------------------
 ------------------------------------------------ -----------------------------
  Cyrix 401(k) Retirement Plan                              November 17, 1997
------------------------------------------------- -----------------------------

     Provided, however, that for the year of acquisition, Employees shall receive credit for the greater of the number of Years of Service that would have been credited pursuant to the provisions of the applicable predecessor plan, or the Years of Service that would be credited hereunder for such period.

               6. In addition to Years of Service credited pursuant to paragraphs 1 through 5 above, Employees shall be given credit for Years of Service with the following predecessor employers, effective as of the date of hire of the Employees by the employer, as follows:

 ------------------------------------------------- -----------------------------
       Predecessor Employer                                    Date of Hire
 ------------------------------------------------- -----------------------------
 ------------------------------------------------- -----------------------------
     Hughes Aircraft Company                                  August 7, 1995
 ------------------------------------------------- -----------------------------
 ------------------------------------------------- -----------------------------

 ------------------------------------------------- -----------------------------
 ------------------------------------------------- -----------------------------
     Comlinear, Inc.                                          January 1, 1996
 ------------------------------------------------- -----------------------------
 ------------------------------------------------- -----------------------------

 ------------------------------------------------- -----------------------------
 ------------------------------------------------- -----------------------------
    East Coast Labs                                           October 1, 1996
 ------------------------------------------------- -----------------------------
 ------------------------------------------------- -----------------------------

 ------------------------------------------------- -----------------------------
 ------------------------------------------------- -----------------------------
    Gulbransen, Inc.                                         January 22, 1998
 ------------------------------------------------- -----------------------------
 ------------------------------------------------- -----------------------------

 ------------------------------------------------- -----------------------------
 ------------------------------------------------- -----------------------------
    ComCore Semiconductor, Inc.                              May 27, 1998
-------------------------------------------------- -----------------------------
-------------------------------------------------- -----------------------------

-------------------------------------------------- -----------------------------
-------------------------------------------------- -----------------------------
    Algorex, Inc.                                           January 1, 2000
-------------------------------------------------- -----------------------------
-------------------------------------------------- -----------------------------

-------------------------------------------------- -----------------------------
-------------------------------------------------- -----------------------------
    Vivid Semiconductor, Inc.                               August 14, 2000
-------------------------------------------------- -----------------------------
-------------------------------------------------- -----------------------------

-------------------------------------------------- -----------------------------
-------------------------------------------------- -----------------------------
    innoCOMM Wireless, Inc.                                 February 24, 2001
-------------------------------------------------- -----------------------------


     B. If a Participant has had any One-Year Break-in-Service, the Participant's Years of Service before the One-Year Break-in-Service shall be included in computing Years of Service as soon as the Participant completes one Hour of Service after his or her re-employment date.

     C. For purposes of calculating benefits upon re-employment, the following rule shall be applied: Years of Services completed by a Participant after five (5) consecutive One-Year Breaks-in-Service shall not be taken into account in determining the Participant's nonforfeitable interest in his or her Accounts which accrued before the five (5) year period of Breaks-in-Service.

     D. Years of Service completed with Fairchild Semiconductor Corporation ("FSC"), or an affiliate of FSC, by an Employee who was in the service of FSC, or one of its affiliates, on January 1, 1988, or was transferred from FSC, or one of its affiliates, to NSC and was in NSC's service on January 1, 1988, shall be counted to determine the Participant's vested interest under Article VIII. Notwithstanding the first sentence of this paragraph D, an Employee described in this paragraph D shall be fully vested under the Plan upon attainment of age 55 while in the service of the Employer.

                                   ARTICLE III

                               ELIGIBLE EMPLOYEES

3.01     Eligibility Requirements.

          A.   General Eligibility.

               Unless ineligible under Section 3.02, an Employee shall be eligible to participate in the Plan on the date on which the Employee commences employment with the Employer. Any election to defer Compensation pursuant to Section 5.02 hereof shall be effective as soon as administratively feasible following the Employee's election in accordance with Section 5.02.

          B.   Eligibility Under Prior Plan.

               Employees who were eligible to participate in this Plan on August 31, 1996 shall continue to participate in the Plan subject to the provisions of this restated Plan.

          C.   Expatriate Status.

               Foreign nationals employed by the Employer, on "expatriate status" from the United States, in locations outside of the United States or its territories shall, provided they meet the eligibility requirements above, be eligible to participate in this Plan.

3.02     Ineligible Employees.

          A.   Collective Bargaining Agreement.

               An Employee shall not participate in this Plan if the Employee is included in a unit covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if retirement benefits were the subject of good faith bargaining and the agreement does not require participation in this Plan. For purposes of the preceding sentence, an agreement shall not be considered a collective bargaining agreement if it has been bargained for by an employee representative which is an organization in which more than one-half of the members are owners, officers or executives of the Employer.

          B.   Foreign Nationals.

               1.   Temporary Duty in United States.

                    Foreign nationals employed in the United States or its territories on temporary duty assignment as defined under administrative policies of the Employer shall not be eligible to participate in this Plan.

               2.   Non-resident Aliens.

                    Foreign nationals employed by the Employer at locations outside of the United States or its territories shall not be eligible to participate in this Plan, except as provided in
                    Section 3.01.C.

               3.   Participation in Foreign Plan.

                    Foreign nationals temporarily employed by the Employer in the United States or its territories who continue to be covered under a foreign retirement plan sponsored by a company included in the Consolidated Group during such employment shall not be eligible to participate in this Plan.

          C.   Interim Contract Employees.

                    Employees who are hired or rehired, by the Employer after May 31, 1988 and designated by the Employer as interim contract employees or co-op employees (hereinafter referred to as "Interim Contract Employees or CO-OP Employees") shall not be eligible to participate in this Plan. If an Employee who formerly participated in this Plan is rehired as an Interim Contract Employee or CO-OP Employee after May 31, 1988 and an earlier forfeiture of such Employee's Accrued Benefit is restored under the provisions of Sections 8.04 and 8.05, such restoration shall be made, but the Employee shall not be entitled to make further Participant Elected Contributions under the Plan nor be entitled to further Employer contributions while the Employee is employed as an Interim Contract Employee or CO-OP Employee.

3.03     Credit for Predecessor Employment.

          In the event the Employer acquires all or a part of the assets of an unrelated entity, and, as a result of such acquisition employs some or all of the unrelated entity's employees, the Committee may provide that such employees be treated as having been employed by the Employer for purposes of vesting and/or participation for the period they were continuously employed by the predecessor employer from whom the assets were acquired. While the Committee may provide vesting and/or participation credit on an acquisition-by-acquisition basis, the Committee shall treat all employees of each acquisition in a nondiscriminatory manner.

3.04     Credit for Consolidated Group Employment.

          In the event an Employee of a corporation in the Consolidated Group becomes an Employee of the Employer under this Plan, he or she shall receive credit for vesting and participation for his or her employment within the Consolidated Group.

                                   ARTICLE IV

                     RE-EMPLOYMENT AND INACTIVE PARTICIPANTS

4.01     Participation on Re-employment.

          A former Participant shall become a Participant immediately upon the Employee's return to the employ of the Employer in an eligible class of Employees.

4.02     Inactive Participants.

          A. In the event a Participant becomes ineligible to participate because he or she is no longer a member of an eligible class of Employees, such Employee shall participate immediately upon his or her return to an eligible class of Employees.

          B. Such Employee shall participate in any contribution for the year that the Employee left the eligible class, to the extent provided herein, on the basis of the amount of his or her Compensation during that portion of the year that he or she is eligible.

          C. For each succeeding year that such individual remains in the employment of the Employer or a Consolidated Group corporation, no part of the Employer's contribution and no forfeitures shall be allocated to his or her Accounts, but such Accounts shall share proportionately in investment earnings, gains and losses in accordance with Section 6.05 of this Plan.

          D. Benefits shall be paid to such individual upon termination of his or her employment, in accordance with Article XII.

                                    ARTICLE V

                                  CONTRIBUTIONS

5.01     Employer's Annual Profit Sharing Contributions.

          A.   Annual Profit Sharing Contributions.

               For each Fiscal Year, the Employer intends, as a part of a regular plan and program (but, except as otherwise provided herein, does not hereby bind itself), to contribute from its current or accumulated net profit an amount computed in the manner set forth in paragraph B below.

          B.   Computation of Profit Sharing Contributions.

               1. For purposes of computing the Employer's Annual Profit Sharing Contribution, the term "net pre-tax profits" for any Fiscal Year means:

                    a. The earnings for such year of the Consolidated Group as reported for purposes of its consolidated financial statements and the annual report to stockholders of the Employer before the deduction of the Employer's Annual Profit Sharing Contribution and any taxes based upon or measured by net income; but

                    b. After excluding all extraordinary items of income or gain, charges or credits to income; and

                    c. After excluding such other items of income or gain or charges to income not classified as extraordinary, but which have been designated for exclusion by the Board.

               2. The Employer's Annual Profit Sharing Contribution for each Plan Year (beginning with the June 1, 1992 Plan Year) shall be seventy-five percent (75%) in cash and twenty-five percent (25%) in the form of NSC Stock, except as otherwise determined by the Committee in its sole discretion. In making the NSC Stock contribution, the Employer may contribute NSC Stock or cash to be used to purchase NSC Stock as it deems appropriate during the Plan Year and the portion of the Employer's Annual Profit Sharing Contribution required to be made in NSC Stock shall be determined using the closing price of NSC Stock on any national securities exchange on the date of contribution, or if the Employer made a cash contribution, the amount of such cash without regard to the market price of NSC Stock purchased with such cash.

               3. Except as otherwise provided below, the amount of the Employer's Annual Profit Sharing Contribution for any Fiscal Year (beginning with the June 1, 1992 Fiscal Year) shall be the greater of:

                    a.   Five percent (5%) of net pre-tax profits for such year;

                    b. One percent (1%) of the Compensation paid during the Plan Year to Participants who, in accordance with
                         Section 6.02, are entitled to an allocation of an Annual Profit Sharing Contribution; or

                    c. Such other amount as is determined for that Fiscal Year by the Board, in its sole discretion, by a resolution adopted no later than the date permitted by law for a tax deduction with respect to such contribution for that Fiscal Year.

               4. In the case of the merger or disposition of a corporate entity or division by the Employer, the Committee shall have discretion to determine the amount of the Annual Profit Sharing Contribution to be made by the Employer for affected Employees with respect to the portion of any Plan Year during which the affected Employees are Employees of the Employer.

               5. The Employer's determination of its Annual Profit Sharing Contribution shall be binding on all Participants, the Committee and the Employer.

               6. Effective for Plan Years beginning after May 28, 2000, in no event shall the amount of the Employer's Annual Profit Sharing Contribution for any Plan Year exceed five percent (5%) of the Compensation paid during the Plan Year to Participants who, in accordance with Section 6.02, are entitled to an allocation of an Annual Profit Sharing Contribution.

          C.   Date of Payment.

                    The Employer shall pay its Annual Profit Sharing Contribution to the Trustee not later than the due date (including extensions thereof) for the filing of its federal income tax return for the close of the Fiscal Year for which such contribution is made.

5.02     Participant Elected Contributions.

          A.   Election to Defer Compensation.

               Each Participant may elect to defer any whole percentage of the Participant's Compensation up to the maximum percentage deferral determined by the Committee. Prior to January 1, 2002, the amount of deferral shall not exceed $9,500 (or such amount as adjusted under Section 402(g)(5) of the Code) during any calendar year. After December 31, 2001, the amount of deferral shall not exceed the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Paragraph B of this Section and Section 414(v) of the Code, if applicable. Such deferred amounts shall be contributed by the Employer to the Participant's 401(k) Account. Except as authorized by the Committee, contributions shall be made from payroll deductions as authorized by the Participant through use of the Electronic Access System or by written notification made in accordance with uniform procedures established by the Committee. Each Participant may, through use of the Electronic Access System or by written notification made in accordance with uniform procedures established by the Committee, specify the percentage of Compensation to be deferred and contributed to the Trust, and thereafter the Participant may increase or decrease said contribution in accordance with uniform procedures established by the Committee. A Participant's elections hereunder shall be effective as soon as administratively feasible following the Participant's election.

          B.   Catch-Up Contributions.

               This paragraph B shall apply to contributions after December 31, 2001. All Participants who make elective deferrals under this Plan and who will attain age 50 before the close of the calendar year, shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of,
               Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the
               Code, as applicable, by reason of the making of such catch-up contributions.

          C.   Payment to Trustee.

               The Employer shall transmit to the Trustee the amounts withheld by it, pursuant to Paragraph A above, as soon as practicable, but in no event later than fifteenth (15th) business day of the month following the month in which the amount is withheld. However, the Employer shall not transmit to the Trustee any deferred amounts withheld by it for a Highly Compensated Employee, which in the Committee's opinion, as communicated to the Employer, would cause the Plan to fail to meet the requirements of Section 401(k) of the Internal Revenue Code for that Plan Year.

          D.   Suspension of Deferrals.

               A Participant may, through use of the Electronic Access System or upon written notice made in accordance with uniform procedures established by the Committee, suspend his or her election under this Section 5.02 to have a portion of his or her Compensation deferred. In the event of such a suspension, a Participant shall not be entitled to make Participant Elected Contributions to this Plan for such period as established by the Committee under uniform procedures. The Participant shall, nevertheless, be considered a Participant hereunder for all other purposes during such period of time if his or her employment continues during that time. At any time after the expiration of such period, such Participant may, upon application, again elect to have contributions made under this Section 5.02.

5.03     Employer Match.

          Prior to October 1, 2000, on behalf of each Participant who elects to defer Compensation pursuant to Section 5.02 of the Plan (and, prior to December 1, 1999, who is employed as of the last day of the Plan Quarter during which such Compensation is deferred, or who retires, dies, is Laid Off, becomes Disabled, or becomes an Inactive Participant during the Plan Quarter), the Employer shall contribute an amount equal to fifty percent (50%), or any other percentage as the Board may determine for any given Plan Year or Years, of the Participant's Elected Contributions made as of any given pay date (or, prior to December 1, 1999, during the Plan Quarter) that are not in excess of six percent (6%) of such Participant's Compensation during such pay date (or, prior to December 1, 1999, such Plan Quarter). As of the last day of each Plan Year, the Employer shall contribute an additional amount, if necessary, so that each Participant who is employed on the last day of the Plan Year (or who retires, dies, is Laid Off, becomes Disabled or becomes an Inactive Participant during the Plan Year) receives an Employer Match for the Plan Year equal to fifty percent (50%), or such other percentage as the Board may determine for any given Plan Year or Years, of the Participant's Elected Contributions made during the Plan Year that are not in excess of six percent (6%) of the Participant's Compensation for such Plan Year.

          Effective October 1, 2000, on behalf of each Participant who elects to defer Compensation pursuant to Section 5.02 of the Plan, the Employer shall contribute an amount equal to one-hundred percent (100%), or any other percentage as the Board may determine for any given Plan Year or Years, of the Participant's Elected Contributions made as of any given pay date that are not in excess of four percent (4%) of such Participant's Compensation for such pay date. As of the last day of each Plan Year, the Employer shall contribute an additional amount, if necessary, so that each Participant who is employed on the last day of the Plan Year (or who retires, dies, is Laid Off, becomes Disabled or becomes an Inactive Participant during the Plan Year) receives an Employer Match for the Plan Year equal to one-hundred percent (100%), or such other percentage as the Board may determine for any given Plan Year or Years, of the Participant's Elected Contributions made during the Plan Year that are not in excess of four percent (4%) of the Participant's Compensation for all such pay dates within the Plan Year.

          Such Employer Match shall be remitted to the Trustee by the Employer no later than the due date (including extensions thereof) for the filing of its federal income tax return for the close of the Fiscal Year for which such contributions are made.

5.04     Discontinued Contributions.

          All contributions to Stock Bonus Accounts hereunder were suspended after May 31, 1987, due to changes in the Internal Revenue Code affecting credits for stock bonus plans. All Participants were 100% vested in their Stock Bonus Accounts at that time. No further contributions to Voluntary After-Tax Accounts were made after May 31, 1984. No further contributions were made to Fairchild 1988 Rollover Accounts after December 31, 1987.

5.05     Limitation on Contributions.

          Prior to January 1, 2002, in no event shall the sum of the deductible contributions made by the Employer, in respect of any Plan Year, pursuant to this Article V, be greater than:

          A. Fifteen percent (15%) of the total Compensation paid to or accrued for all Participants; plus

          B. The maximum amount allowed as a deduction for federal income taxes in accordance with Section 404 of the Code relating to the "carrying over" of contributions allowed for Plan Years prior to January 1, 1987 in which less than the maximum amount was contributed to the Plan.

5.06     Rollover Contributions.

          An Employee of the Employer who has received an eligible rollover distribution, within the meaning of Section 402 of the Code, from the qualified retirement plan of a predecessor employer, may, in accordance with uniform procedures established by the Committee, contribute a part or the entire amount of such distribution to the Trust Fund. Such contribution may be made either as a direct rollover from the qualified retirement plan, as a rollover contribution made by the Employee within 60 days of the receipt of the distribution by such Employee, or as a rollover contribution from an individual retirement account or annuity into which such eligible rollover distribution was rolled over (a "conduit IRA"), in accordance with Section 408(d)(3) of the Code.

          Such contributions must be in cash arising from contributions made by one or more predecessor employers to one or more qualified retirement plans in which the contributing Employee was a participant and investment earnings on such contribution and/or investment earnings on contributions made by the contributing Employee under the provisions of such plans. An Employee wishing to make a Rollover Contribution shall provide written representation that the contribution satisfies these requirements.

          Upon receipt of a Rollover Contribution and election, the Committee shall establish a Rollover Account or Accounts in the name of the contributing Employee. Except in the case of a direct rollover, such contributions must be made by the contributing Employee on or before sixty (60) days following the receipt of the distribution from the qualified retirement plan or conduit IRA.

          Each  Rollover  Account  will  be  separately  accounted  for  by  the
          Committee and invested together with the 401(k) Accounts of Participants in accordance with the contributing Employee's election, made through use of the Electronic Access System or in writing under procedures established by the Committee.

          Neither the Committee nor the Trustee shall have any responsibility for determining the taxability of such contributions or earnings arising therefrom upon the ultimate distribution of such funds from this Plan. Administration of required tax withholding on such monies in accordance with provisions of the Code or regulations pertaining thereto shall not be construed by any person to constitute a determination of the taxability of such funds.

          The Plan will accept participant rollover contributions and/or direct rollovers of distributions made after December 31, 2001, from:

          A. a qualified plan described in Sections 401(a) or 403(a) of the Code;

          B.   an annuity contract described in Section 403(b) of the Code;

          C. an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; or

          D. an individual retirement account or annuity described in Sections 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

                                   ARTICLE VI

                       PARTICIPANT ACCOUNTS AND CREDITING

                                OF CONTRIBUTIONS

6.01     Accounts.

          The Committee shall establish, in the name of each Participant, a Profit Sharing Account, a 401(k) Account, and if applicable, a Stock Bonus Account, a Voluntary After-Tax Account, a Fairchild 1988 Rollover Account and a Rollover Account.

          In addition, the Committee shall establish, in the name of each Participant, subaccounts within each Participant's Accounts. These subaccounts shall correspond to the various Investment Funds in which the Participant's Accounts are invested in accordance with Article
          VII. Amounts credited to the foregoing Accounts and Subaccounts shall be accounted for in accordance with Article VII.

6.02     Employment Required at End of Plan Year.

          There shall be no Annual Profit Sharing Contribution allocated to any Participant who is not in the actual employ of the Employer at the close of the Plan Year for which the contribution is made, except that a Participant who retires, dies, is Laid Off, becomes Disabled, or becomes an Inactive Participant during a Plan Year shall share in the contributions and forfeitures for such year.

6.03     Allocation and Crediting of Contributions.

          A.   Allocation of the Employer's Annual Profit Sharing Contribution.

               Beginning with the June 1, 1992 Plan Year, each Participant will receive an allocation pursuant to the following formula: A = B*(C/D) where:

               A    = a Participant's allocated share for the Plan Year;
               B    = the total amount of the Employer's  Annual  Profit-Sharing
                    Contribution;
               C    = the amount of the Participant's  Compensation for the Plan
                    Year; and
               D    = the total amount of Compensation of all  Participants  for such Plan Year.

               The Employer's Annual Profit Sharing Contribution shall be allocated to each Participant's Profit Sharing Account as of the Allocation Date for Profit Sharing Contributions, and shall be credited to such Account on the day such contribution is deemed to be received by the Trustee.

          B.   Crediting of Participant Elected Contributions.

               Employer Contributions arising from a Participant's election to defer Compensation shall be credited to such Participant's 401(k) Account as soon as they are received by the Trustee, and shall be allocated among the Participant's 401(k) Subaccounts in such proportions as the Participant has elected pursuant to Article VII.

          C.   Crediting of the Employer Match.

               The Employer Match shall be credited to a Participant's 401(k) Account on the date such contributions are deemed to be received by the Trustee, and shall be allocated among the Participant's 401(k) Subaccounts in the same proportions as his or her Participant Elected Contributions.

6.04      Disposition of Forfeitures from  Former Participant's  Profit Sharing
          Accounts.

          Beginning with the June 1, 1992 Plan Year, Profit Sharing Account balances forfeited by former Participants whose employment has terminated prior to becoming fully vested, in accordance with Article VIII of the Plan, shall first be used to restore the accounts of any reemployed Participant, in accordance with Section 8.04. Any remaining amounts forfeited during the Plan Year shall be re-allocated, as of the last day of each Plan Year, to the Profit Sharing Accounts of all remaining Participants in the same manner as the Employer's Annual Profit Sharing Contribution is allocated under Section 6.03 A. In the event the amount available to be re-allocated for a Plan Year but for the preceding sentence is insufficient to be re-allocated for such Plan Year, such unallocated amount shall be carried over until there are sufficient amounts to be re-allocated during a Plan Year.

          Notwithstanding the foregoing, if it is determined that a Participant has been credited in any Plan Year with less than the amount of Employer contributions or forfeitures to which the Participant was entitled under this Plan for such year, then any forfeitures shall be allocated to such Participant, to the extent necessary to correct any deficiencies in his or her Accounts (including foregone earnings, if any), before such forfeitures are allocated in the manner prescribed above. In the event that more than one Participant has been credited with less than the amount of Employer contributions and forfeitures to which he or she is entitled, and the forfeitures are insufficient in amount to correct the deficiencies in the Accounts of each such
          Participant, then such forfeitures shall be allocated to such Participants in accordance with rules established by the Committee.

          Notwithstanding the foregoing, effective November 17, 1997, the forfeitures of former Cyrix employees shall be used to reduce the Employer Match due on behalf of Employees who were former Cyrix employees for the third Plan Quarter of the Plan Year in which the Cyrix acquisition date occurred. Any remaining forfeitures of former Cyrix employees shall be used to reduce the Employer Match due on behalf of Employees who were former Cyrix employees for the fourth Plan Quarter of the Plan Year in which the Cyrix acquisition occurred. If there are additional forfeitures of former Cyrix employees after such allocation, they shall reduce the Employer's Annual Profit Sharing Contribution for the Fiscal Year end following such acquisition.

6.05     Adjustment of the Participant's Accounts.

          The Trustee shall, on each Valuation Date, value all assets of the Trust Fund, allocate net gains or losses, and process additions to and withdrawals from Participants' Accounts in the following manner:

          A. The Trustee shall first compute the fair market value of securities and/or the other assets comprising each Investment Fund. Each Participant Account balance invested in each Investment Fund shall be adjusted each business day by applying the closing market price of the Investment Fund on the current business day to the share-unit balance of Participant's Account invested in the Investment Fund as of the close of business on the current business day;

          B. The Trustee shall then account for any requests for withdrawals made by any Participant, and for allocations of contributions to Participants' Accounts. In completing the valuation procedure described above, such adjustments in the amounts credited to such Participants' Accounts shall be made on the business day to which the investment activity relates.

6.06     Title to Assets in Trustee.

          Title to all assets under this Plan shall be vested in the Trustee, who shall hold the Trust Fund and the income as a part thereof and make payments therefrom as provided in this Plan.

6.07     Participant's NSC Stock Voting Rights.

          A Participant or Beneficiary shall be entitled to direct the Trustee how to exercise the voting rights on NSC Stock allocated to his or her Accounts, and the Trustee shall vote NSC Stock allocated to a Participant or Beneficiary's Accounts as directed by such Participant or Beneficiary. In the case of combined fractional shares of NSC Stock allocated to the Accounts of all Participants and Beneficiaries, NSC Stock credited to Participants' and Beneficiaries' Accounts as to which the Trustee does not receive voting directions, and all unallocated NSC Stock held by the Trustee, such NSC Stock shall be voted by the Trustee proportionately in the same manner as it votes NSC Stock on which it receives voting directions, provided, however, that the Trustee shall not exercise the voting rights for any NSC Stock allocated to a Stock Bonus Account for which the Participant or Beneficiary fails to give a direction.

          The Employer shall provide the Trustee and each Participant with such notices and information statements relating to the time and manner in which voting rights are to be exercised as is required by applicable law and the Employer's charter and bylaws and as provided to shareholders other than Participants.

          The provisions of this Section 6.07 shall not prevent the Board, or one or more designees of the Board, from soliciting and exercising a Participant's voting rights under a proxy provision applicable to all shareholders of NSC Stock.

          In the case of one or more tender offers for NSC Stock, a Participant shall be entitled to direct the Trustee on the acceptance or rejection of such offer in regard to the NSC Stock allocated to such Participant's Accounts. Each Participant's direction to the Trustee shall be treated as confidential.

6.09     Limits with Respect to Transactions in NSC Stock.

          Each Participant subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, relating to employee benefit plans, shall be subject to such limitations as the Committee, in its sole discretion, deems necessary to comply with the rules of the Exchange Act.

                                   ARTICLE VII

                                INVESTMENT FUNDS

7.01     Investment Funds in General.

          The  Investment  Funds  available  hereunder  shall be selected by the
          Committee,   and  shall   include  at  least   three  (3)   investment
          alternatives:

          A.   each of which is diversified;

          B.   each  of  which  has   materially   different   risk  and  return
               characteristics;

          C. which in the aggregate enable the Participant or Beneficiary by choosing among them to achieve a portfolio with aggregate risk and return characteristics at any point within the range normally appropriate for the Participant or Beneficiary; and

          D. each of which when combined with investments in the other alternatives tend to minimize through diversification the overall risk of a Participant's or Beneficiary's portfolio.

7.02     Investment of Accounts.

          A.   Profit Sharing Accounts and Fairchild 1988 Rollover Accounts.

               All amounts in the Profit Sharing Accounts and Fairchild 1988 Rollover Accounts of Participants shall be invested by the Trustee acting under the direction of the Committee in accordance with Section 16.04 hereof and pursuant to the terms of the Trust Agreement.

          B.   Stock Bonus Accounts.

               All amounts in the Stock Bonus Accounts shall be invested by the Trustee at the direction of the Committee in the NSC Stock Fund.

          C.   401(k)  Accounts,   Voluntary  After-Tax  Accounts  and  Rollover
               Accounts.

               All amounts in each Participant's 401(k), Voluntary After-Tax and Rollover Contributions Accounts shall be invested in one or a combination of the available Investment Funds selected by the Committee, in accordance with the election of such Participant (or Beneficiary, if applicable), made pursuant to this Article VII and pursuant to Section 404(c) of ERISA. This Plan permits Participants and Beneficiaries to exercise control over the assets in their accounts in a manner that is intended to bring the Plan within the rules of Section 404(c) of ERISA. Fiduciaries of the Plan shall be relieved of liability for any losses or by reason of any breach which results from the Participant's or Beneficiary's exercise of control under this Section.

7.03     Election of Investment Funds.

          The  following   procedures  shall  govern  the  making  of  elections
          regarding Investment Funds.

          A.   Initial Elections.

               When an Employee first becomes a Participant hereunder, an Investment Fund or Funds shall be specified for the investment of all amounts to be allocated to his Accounts subject to Participant direction pursuant to Section 7.02.C. The elected Investment Fund or Funds shall be effective with respect to Participant Elected Contributions and the Employer Match made on and after the date upon which the election is made. A separate election of the Investment Fund or Funds shall be made with respect to the investment of any Rollover Contribution made by a Participant. Each Participant must specify the Investment Funds for 100% of such Participant's Participant Elected Contributions, Employer Match and Rollover Contributions, if any.

          B.   Subsequent Elections.

               A Participant (or Beneficiary) may elect a new Investment Fund for future contributions and may change the allocation of his existing Accounts among the Investment Funds at any time, in accordance with procedures established by the Committee. Each Participant must specify the Investment Funds for 100% of such Participant's current contributions subject to Participant direction and for 100% of the value of such Participant's 401(k) Account, Voluntary After-Tax Account and Rollover Account.

          C.   Elections Regarding Investments.

               A Participant's election to change the allocation of his existing Accounts must specify either the percent of such Accounts to be reallocated, the specific dollar amount to be transferred, or the specific number of shares to be purchased and/or sold. A Participant's election to change the allocation of his current contributions must specify the percent of such contributions to be allocated to each elected Investment Fund. In addition, a Participant's election of a new Investment Fund for future or existing amounts may be subject to restriction pursuant to the terms of the contract(s) comprising the Investment Funds. Unless the Participant's election otherwise specifies, the pattern of allocations elected as to past Participant Elected Contributions and Employer Match shall apply to all current and future contributions unless or until the Participant (or Beneficiary) otherwise elects pursuant to B. above.

          D.   Elections Involving NSC Stock Fund.

               Any election by a Participant or Beneficiary regarding investment in or transfers from the NSC Stock Fund shall be made in accordance with DOL Reg. Section 2550.404c-1(d)(2)(ii)(E)(4). The Committee shall ensure that procedures are designed to safeguard the confidentiality of all information relating to the purchase, holding and sale of NSC Stock and the exercise of voting, tender and similar rights with respect to NSC Stock by Participants and Beneficiaries, and that such procedures are followed. An independent fiduciary shall be appointed to carry out activities relating to any situations which the Committee determines involve a potential for undue Employer influence upon Participants and Beneficiaries with regard to the direct or indirect exercise of shareholder rights.

          E.   Additional Election Procedures.

               The Committee shall comply with the Participant's (or Beneficiary's) instructions except as otherwise provided in DOL Reg. Section 2550.404c-1(b)(2)(ii)(B) or (d)(2)(ii). Upon
               request, a Participant or Beneficiary may obtain a written confirmation of his election instructions.

          F.   Fees.

               The fees of each Investment Fund shall be charged to the Accounts of the Participants invested in such Investment Fund, unless such expenses are paid by the Employer in accordance with Section 7.04 below. In accordance with Section 404(c) of ERISA, the Committee shall inform Participants and Beneficiaries of any fees charged to their individual Accounts.

7.04     Expenses.

          Unless otherwise provided herein, the expenses of Plan administration shall be paid out of Trust assets, unless paid by the Employer. The Employer may pay directly any expenses of administering the Plan, including the compensation, if any, of the Trustee. The Employer may advance such expenses subject to reimbursement out of Trust assets, without obligating itself to pay such expenses. In addition, except as otherwise provided, Investment Fund fees shall be paid by Participants in accordance with Section 7.03.

                                  ARTICLE VIII

                    VESTED PERCENTAGE AND TERMINATION BENEFIT

8.01     Vested Amounts.

          Upon death, retirement or Disability, the full amount credited to the Participant's Accounts shall become fully vested. In the event of termination of the employment of a Participant for any reason other than death, Disability, or retirement, the Participant will receive a percentage of the balance of his or her Accounts, according to said Participant's Years of Service as follows:

          A.   Profit Sharing Accounts.

                  Years of Service                              Vested Percent
                  Less than 3 years                                     0%
                  3 years, but less than 4                             20%
                  4 years, but less than 5                             40%
                  5 years, but less than 6                             60%
                  6 years, but less than 7                             80%
                  7 years or more                                     100%

          B.   401(k) Accounts.

               1. The portion of a Participant's 401(k) Account attributable to his or her Participant Elected Contributions is 100% vested at all times.

               2. The portion of a Participant's 401(k) Account attributable to Employer Match for Plan Years beginning before June 1, 1990 shall be vested as follows:

                      Years of Service                            Vested Percent
                      ----------------------------------------------------------

                       Less than 3 years                                  0%
                       3 years or more                                  100%

               3. The portion of a Participant's 401(k) Account attributable to the Employer Match for Plan Years beginning after May 31, 1990 shall be 100% vested at all times.

          C.   Stock Bonus Accounts.

               The total balance of each Participant's Stock Bonus Account is 100% vested at all times.

          D.   Voluntary After-Tax Accounts.

               The total balance of each Participant's Voluntary After-Tax Account is 100% vested at all times.

          E.   Profit Sharing Accounts of Former Cyrix Employees.

               The Profit Sharing account of any Employee who was an employee of Cyrix as of November 16, 1997, and who transferred to the service of the Employer as of November 17, 1997 (including contributions made pursuant to this Plan as well as to the Cyrix Plan) shall vest at the rate of 25% per Year of Service, as provided under the Cyrix Plan.

          F.   Matching Contribution Accounts of Former Cyrix Employees.

               Any Employee who was a participant in the Cyrix 401(k) Plan as of November 16, 1997, and who transferred to the service of the Employer as of November 17, 1997 shall be fully vested in the value of his employer matching contribution account under the Cyrix Plan as of November 17, 1997, as well as in the portion of his 401(k) Accounts attributable to any Employer Match allocated to his Accounts thereafter, regardless of the number of his Years of Service. Any former employee of Cyrix who was not an employee as of November 16, 1997 and who had not taken a distribution from the Cyrix Plan shall be 100% vested in his accounts there under attributable to employer matching contributions. Any such former employee of Cyrix who had previously obtained a distribution from the Cyrix Plan shall forfeit the nonvested portion of his accounts under the Cyrix Plan; provided, however, that such nonvested portion shall be reinstated to the credit of the former participant if such former participant is rehired by National and becomes an Employee hereunder before incurring five consecutive One-Year Breaks in Service, determined beginning on the date of his or her termination from Cyrix.

G.       Vesting for FSC Employees.

               1.   Special Vesting Schedule.

               An Employee of FSC, or an affiliate of FSC, on January 1, 1988, or an Employee of NSC on January 1, 1988 who transferred to NSC from FSC, or an FSC affiliate, who completed 5 or more years of Service (whether or not consecutive and without regard to Breaks in Service) with FSC (or an FSC affiliate) on or before January 1, 1988, shall have the Employee's vested interest under this
               Article VIII determined under the vesting schedule of the FSC Profit Sharing Plan as such schedule existed immediately prior to January 1, 1988. In the case of an FSC employee whose vested interest is not calculated under the vesting schedule of the FSC Profit Sharing Plan by reason of the first sentence of this paragraph B, such Employee's vested interest shall be determined under the vesting schedule of Section 8.01, provided, that such an Employee's vested interest shall not be less than the Employee's vested interest under the vesting schedule of the FSC Profit Sharing Plan immediately prior to January 1, 1988.

               2.   Rehired FSC Employees.

               If an Employee terminated from the service of FSC, or an FSC affiliate, prior to September 30, 1987, and is rehired by the Employer after January 1, 1988, and before the Employee incurs five (5) consecutive One-Year Breaks in Service, the Employee shall be entitled to a restoration of the Employee's forfeited Accrued Benefit, if any, under the rules of the FSC Profit Sharing Plan as it existed immediately prior to January 1, 1988.

8.02     Forfeiture of Nonvested Accounts.

          The forfeitable portion of the Accounts of a Participant whose service with the Consolidated Group terminates as defined under Section 2.43 shall be forfeited in accordance with the following rules.

          A. The forfeitable amounts of an affected Participant shall be forfeited and transferred to the forfeiture suspense account as of the earlier of the date on which the Participant receives a distribution of his entire nonforfeitable interest in the Plan, or the date on which the Participant incurs five (5) consecutive One-Year Breaks-in-Service. Provided, however, that the amounts forfeited on behalf of a Participant shall be restored to such Participant's Accounts if the Participant returns to the service of the Consolidated Group before incurring five (5) consecutive One-Year Breaks-in-Service. The forfeited amount shall be restored to the Participant in accordance with paragraph B below.

          B. Forfeited amounts, unadjusted by any investment increases or decreases, of an Employee who returns to the Employer's service before incurring five (5) consecutive One-Year Breaks-in-Service shall be restored to the Participant's Account. If the forfeitable amount is reallocated by reason of a One-Year Break-in-Service which occurs in a Plan Year beginning before January 1, 1985, no restoration of the forfeitable amount shall be made.

8.03     Vesting on Re-Employment.

          A separate account shall be maintained for a Participant's interest remaining in the Plan at the time of distribution if the Participant separates from the Employer's service, is paid his or her nonforfeitable interest under the Plan and returns to the Employer's service before incurring five (5) consecutive One-Year Breaks-in-Service. At any relevant time, the Participant's vested portion of the separate account shall not be less than an amount "X" determined by the formula:

                  X = P(AB + (R x D))-(R x D)

                  For purposes of applying the formula:
                  -------------------------------------
                  P     is the vested percentage at the relevant time;
                  AB    is the account balance at the relevant time;
                  D     is the amount of the distribution; and
                  R     is the ratio of the account balance at the relevant time
                        to the account balance after distribution.

8.04     Lost Participant or Beneficiary.

          In the event a benefit is payable to a Participant or a Beneficiary, but the payee cannot be located, then at the close of the twelve-consecutive-month period following the Employee's Termination Date or the date on which the amount becomes payable to the Beneficiary, the benefit payable to the person shall be treated as a forfeiture subject to Section 6.04. The benefit forfeited under this
          Section 8.04 shall nevertheless be reinstated if the Participant, or Beneficiary if applicable, makes a claim for the forfeited benefit.

                                   ARTICLE IX

                                   RETIREMENT

9.01     Retirement.

          A Participant shall be eligible for normal retirement on attainment of age sixty-five (65), or, if a Participant is Laid Off by the Employer and has attained the age of sixty-four (64), at the time of such lay-off. A Participant may continue in the service of the Employer as a Participant in this Plan beyond normal retirement age. In the event such Participant continues in the service of the Employer, the
          Participant shall continue to be treated in all respects as a Participant until actual retirement. No benefits shall become payable to such a Participant until actual retirement and separation from employment, except as provided for in Section 12.02. When a Participant retires, such Participant shall be entitled to receive the entire amount credited to his or her Accounts under Article VI as of the Plan Year-end following the Participant's actual date of retirement. In addition, any Participant who terminates from employment after attaining at least age fifty-five (55), provided that the sum of such Participant's age plus Years of Service equals or exceeds sixty-five (65), will be considered to have retired, and shall be 100% vested and entitled to share in contributions for the Plan Year of termination pursuant to Sections 5.01 and 5.02.

                                    ARTICLE X

                                  DEATH BENEFIT

10.01    Death of Participant.

          A Participant who dies while in the service of the Employer shall be 100 percent (100%) vested in the Participant's Accounts upon the Participant's death. Upon the Participant's death, the nonforfeitable portion of the Participant's Accounts (reduced by any security interest held by the Plan by reason of a loan outstanding to the deceased Participant) shall be payable to the Participant's Surviving Spouse, or the Participant's designated Beneficiary if the Participant has no Surviving Spouse at the time of death, or if the Spouse has consented to the designation of a Beneficiary other than the Surviving Spouse. The designation of a Beneficiary to whom the Spouse has consented shall not be changed without the Spouse's consent to such change. A Spouse's consent must be in writing, it must acknowledge the effect of the Beneficiary designation, and it must be witnessed by a notary public. A spouse's consent to a Beneficiary designation as provided for under this Section is effective only with respect to the Spouse. Payment of the death benefit shall be made in accordance with the provisions of Article XII, provided that, the Surviving Spouse may request that the payment be made within a reasonable time following the Participant's death. Provided, however, nothing in this Section
          10.01 shall override the provisions of a Qualified Domestic Relations Order as set forth in Section 12.04.

10.02    Payments Upon Failure to Designate Beneficiary.

          Any portion of the amount payable which is undisposed of because of the failure to designate a Beneficiary or the failure of the Beneficiary to survive the Participant shall be paid in order of survivorship to:

          A.   The Participant's Spouse;

          B.   The Participant's children, in equal shares;

          C.   The Participant's brothers and/or sisters, in equal shares;

          D. The Surviving heirs of the Participant's estate, their respective identities and shares determined by the laws of interstate succession in California at the time of the Participant's death; or

          E. If none of the individuals in A through D survive the death of the Participant, then such remaining benefit shall be forfeited in accordance with Section 8.06.

          Notwithstanding the above, if the Committee is unable to locate any of the persons listed above within twelve (12) months, the Committee shall forfeit the remaining benefit in accordance with Section 8.06.


                                   ARTICLE XI

                               DISABILITY BENEFIT

Upon incurring a Disability, a Participant shall be fully vested and entitled to receive the entire value of his or her Accounts. Disability benefits shall be payable two (2) years after the date of the commencement of the Participant's leave of absence attributable to such Disability, provided that the Participant remains Disabled. Effective September 15, 1997, payment of benefits may commence prior to such date, in the case of a Disabled Participant whose life expectancy at the time of payment is certified by a medical professional to be less than 6 months, provided that the Participant (or his representative) and his spouse, if applicable, consents to such distribution. The Trustee shall pay, at the direction of the Committee, to said Participant his or her Disability benefit from the Plan in accordance with Section 12.01.

                                   ARTICLE XII

                      DISTRIBUTIONS, WITHDRAWALS AND LOANS

12.01    Distribution of Benefits.

          A.   Forms of Distribution.

               Except as otherwise provided below, the entire vested balance of a Participant's Accounts shall be paid either:

               1. in equal monthly, quarterly or annual installments over a period certain not to exceed the life expectancy of the Participant (or Beneficiary in the case of a Participant who dies prior to the time his benefits commenced) or the joint and last survivor life expectancy of the Participant and his Beneficiary, or

               2.   as a single-sum distribution consisting of a distribution:

                    a. in kind of the number of whole shares of NSC Stock representing the vested balance of his or her Accounts invested in the NSC Stock Fund; and b. cash, representing the remaining fair market value of his or her vested interest in all Accounts, or

               3. as a single sum representing the fair market value of his or her entire vested interest in the Accounts. In paying a Participant or Beneficiary in accordance with this Section
                    12.01 A.3, the value of his or her units in the NSC Stock Fund shall be added to the cash representing the remaining fair market value of his or her Accounts and the vested portion of such total cash amounts shall be the single sum payment made to the Participant or Beneficiary.

               4.   Benefits of Former Comlinear Participants.

                    a. In the case of a Participant who was participating in the Comlinear 401(k) Plan, the portion of the
                         Participant's Accrued Benefit equal to the Participant's initial Account balance as of December 31, 1995, which was transferred into the Plan shall be payable in the forms of benefit available under the Comlinear 401(k) Plan. Unless the Participant otherwise elects, subject to the consent of his spouse, if applicable, such benefits shall be paid in the form of a Qualified Joint and Survivor Annuity. The Qualified Joint and Survivor Annuity is, for a Participant who is not married, a single life annuity, and, for a Participant who is married, an annuity for the life of the Participant with a benefit continued after the death of the Participant for the life of the surviving spouse in an amount equal to 50% of the amount payable to the Participant.

                    b. A Participant may, with the consent of his spouse, elect to waive the Qualified Joint and Survivor Annuity. An election by the Participant to waive the joint and survivor annuity must be made in writing during the 90-day election period ending on the annuity starting date and must include the consent of the
                         Participant's spouse. The spouse's consent must specifically acknowledge the designated Beneficiary, if any, and the effect of such election and must be witnessed by a Plan representative or a notary public. The consent shall not be required if it is established to the satisfaction of the Committee that it cannot be obtained because there is no spouse, the spouse cannot be located, or under such other circumstances as may be prescribed by Treasury regulations. The Participant's election to waive the joint and survivor annuity may be revoked in writing without the consent of the spouse at any time during the election period. A change in designated Beneficiary made subsequent to a spousal consent shall be deemed to be a revocation of the Participant's election to waive the joint and survivor annuity unless the spousal consent expressly permits designations by the Participant without any requirement for further consent by the spouse. Any subsequent election to waive the joint and survivor annuity must comply with the requirements of this paragraph.

                    The annuity starting date means the first day of the first period for which an amount is payable as an annuity, or, for a benefit not payable as an annuity, the first day on which all events have occurred that entitle the Participant to such benefit.

                    c. The Committee shall provide the Participant no less than thirty (30) days (unless Regulations or administrative pronouncements permit a shorter period) and no more than ninety (90) days before the annuity starting date, a written explanation of:

                    (i) the terms and conditions of the joint and survivor annuity;

                    (ii) the Participant's  right to make, and the effect of, an election to waive the joint and survivor annuity;

                    (iii)the requirement that the  Participant's  spouse consent to the waiver of the joint and survivor annuity; and

                    (iv) the Participant's  right to revoke the waiver,  and the effect thereof.

          Notwithstanding the foregoing, the written explanation may be provided after the annuity starting date, provided that the election period shall not end before the thirtieth (30th) day after the date on which the explanation is provided. A Participant may elect (with spousal consent) to waive the thirty (30) day period if the distribution commences more than seven (7) days after such explanation is provided.

               d. If the Participant has waived the Qualified Joint and Survivor Annuity pursuant to Section 12.01 A.4.b, above, his benefit shall be paid to him under one of the following options selected by the Participant with the consent of his spouse:

                    (i)  Lump sum distribution in cash;

                    (ii) Single life annuity for the Participant's life only;

                    (iii)Life annuity  with a  guaranteed  period of 5, 10 or 15 years;

                    (iv) Life annuity with an installment refund;

                    (v) Life annuity with 50%, 66-2/3% or 100% continued after the Participant's death to his Beneficiary; or

                    (vi) Installments   over  months  not   exceeding  the  life
                         expectancies of the Participant and his or her spouse with any amounts remaining upon the death of the Participant payable to his or her Beneficiary.

          The Participant shall make his selection on an application for benefits filed with the Committee in accordance with Section 16.10 hereof. Upon the Participant's written request, the Committee shall furnish an explanation of the effect of any other methods of distribution the Participant may select from the available options.

               e. The accrued benefit of any Participant electing a distribution under this Section 12.01 A.4 shall be debited to the extent necessary to pay the expenses relating to the provision of the optional forms of benefit hereunder.

         B.       Time of Distribution.

                    1.   Termination Benefits.

                    Payment to a terminated Participant shall be made within a reasonable time following the Participant's Termination Date. Provided, however, if the value of a Participant's nonforfeitable Account balance exceeds (or, for distributions prior to March 23, 1999 has ever, at the time of any previous distribution, exceeded) $3,500 ($5,000 effective for Plan Years commencing on or after August 6,
                    1997), payment shall not be made unless the Participant and the Participant's Spouse, if applicable, consent in writing to the payment. For purposes of the preceding sentence, after December 31, 2001, the value of a Participant's nonforfeitable Account balance shall be determined without regard to that portion of the Account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of
                    the Code. If the Participant and the Participant's spouse, if applicable, fail to consent to the distribution, such failure shall be deemed to be an election to defer distribution. Distribution may commence as of any subsequent date as of which the Participant and spouse, if applicable, elect to receive such distribution, subject to section 12.01
                    B.3 below.

                    In the case of a Participant who is Laid Off, the Committee may authorize a payment to such Participant of his or her nonforfeitable interest as of any date after the end of the Plan Year following the Participant's Termination Date. In the event the Committee authorizes an earlier payment to a Laid Off Participant, the Committee may make the payment based on the nonforfeitable percentage the Participant will have as of the first anniversary of his or her Termination Date.

                    2.   Retirement, Death and Disability Benefits.

                    Benefits due to a Participant or Beneficiary as a result of retirement, death, or Disability shall be paid within a reasonable time after the end of the Plan Year of such retirement, death or Disability, or at such earlier time as the Committee, in its sole discretion, may determine. Provided that, in the case of payment to a Participant or his surviving Spouse, the payment shall be made in accordance with Section 12.01 B.1 above. The Committee may, acting in its sole discretion, authorize an early distribution to a Participant or Beneficiary of the balance of such Participant's Accounts valued as of any Valuation Date following death or retirement. Such distribution shall be a total distribution of the entire amount available to such Participant. Such Participant or Beneficiary shall still be entitled to receive a share of the Employer's Annual Profit Sharing and Employer Match as of the next applicable Allocation Date. 3. Consent to Distribution.

                    If a Participant does not consent to receive payment of his or her benefit, payment shall be made not later than sixty
                    (60) days after the close of the Plan Year in which the later of the following events occurs:

                    a.   The Participant attains age sixty-five (65); or

                    b. The termination of the Participant's service with the Employer.

                    Payment shall be in accordance with Section 12.01 B.1 above.

12.02    Required Distributions.

          Notwithstanding any other provisions of this Plan to the contrary, the minimum distribution requirements of Section 401(a)(9) of the Code and the regulations there under are hereby incorporated by reference and the following shall apply to active Participants.

          A. For Plan Years beginning after December 31, 1988, the interest of an active Participant who attains age seventy and one-half (70 1/2) while employed shall be distributed in periodic installments designed to satisfy the minimum distribution requirements of
               Section 401(a)(9) of the Code and regulations there under, commencing not later than the April 1st following the calendar year in which the Participant attains age seventy and one-half (70 1/2). Provided, however, that the distribution of a Participant's benefit need not commence earlier than the April 1st following the calendar year in which the Participant retires if the Participant attained age seventy and one-half (70 1/2) before January 1, 1988 and such Participant is not a five percent (5%) owner (as defined under Section 416(i) of the Code) at any time during the Plan Year ending with or within the calendar year in which the Participant attained age sixty-six and one-half (66 1/2) and during any subsequent Plan Year. For those Participants who attained age seventy and one-half (70 1/2) in the calendar year 1988, their deemed retirement date shall be January 1, 1989 for purposes of this paragraph A, and such Participant's distribution must commence by April 1, 1990. Payment to a Participant who terminates employment on or after attainment of age seventy and one-half (70 1/2) shall be made in accordance with Section 12.01 B.2 above.

               Notwithstanding the foregoing, effective January 1, 1997, for a Participant who attains age seventy and one-half on or after January 1, 1997 and who has not yet retired, distribution of benefits from the Plan shall not commence prior to retirement unless elected by the Participant; provided, however, that in no event shall commencement of benefit distributions from the Plan be delayed beyond April 1 of the calendar year following the later of the calendar year in which the Participant attains age seventy and one-half (70 1/2) or retires.

          B. If a Participant dies before distribution of the Participant's interest has commenced, the Participant's entire interest shall be distributed within a reasonable time, not to exceed five (5) years, following the Valuation Date next following the Participant's death. In the event the Participant's designated Beneficiary is the Participant's Spouse, payment to the Spouse shall be made in accordance with Section 12.01 B.1 above, and shall in any event commence no later than the date on which the Participant would have reached age seventy and one-half (70-1/2). If a deceased Participant's designated Beneficiary is the Participant's Spouse and the Spouse dies before payments commence, the Participant's entire interest shall be distributed by applying the rules of this paragraph as though the deceased spouse were the Participant.

12.03    Distribution to Minors and Incompetents.

          Distributions to minors or incompetents may be made to the legal guardian of said person, or to the parent of said minor. The trustee shall not be required to see to the application of any such distribution so made to any of said persons, but said person's receipt shall be a full discharge of the Trustee's duties.

12.04    Qualified Domestic Relations Order.

          A.   Distributions.

               In the event a person (hereafter called the "alternate payee") is designated by a qualified domestic relations order, as defined under Section 414(p) of the Code, as having a right to receive all or a portion of the benefits payable under the Plan to a Participant, payment to the alternate payee may begin on the date on which Participant is entitled to a distribution under the Plan, or such earlier date as the alternate payee may elect, consistent with the terms of the QDRO.

          B. The Committee shall abide by the terms of any qualified domestic relations order A "qualified domestic relations order" means any judgment, decree, or order (including approval of a property settlement agreement) which creates or recognizes the existence of an alternate payee's right to receive all or a portion of the benefits payable to a Participant hereunder pursuant to a State's domestic relations law relating to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of the Participant; provided, however, that such order specifically states:

               1. The name and last known mailing address of the Participant and of each alternate payee covered by such order;

               2. The amount or percentage of the Participant's benefits to be paid by the Plan to each alternate payee or the manner in which such amount or percentage is to be determined;

               3. The number of payments or the period to which such order applies; and

               4.   The name of each plan to which such order applies.

          C. The Committee shall establish reasonable written procedures to determine the qualified status of domestic relations orders and to administer distributions made there under in a manner consistent with the following:

               1. The Committee shall promptly notify the Participant and any named alternate payee of the receipt of a domestic relations order and the Plan procedures used for determining whether such order is a qualified domestic relations order;

               2. The Committee shall, within a reasonable period following receipt, determine whether such order is qualified and notify the Participant and each alternate payee of such determination;

               3. The Committee shall separately account for any amounts affected by the Order (except for any amounts that would not be distributable in any event during the period in which the qualified status of the Order is being determined), and shall make no distribution, withdrawal or loan from such amounts until the earlier of the date of determination of the qualified status of the order or the expiration of 18 months from the date on which the first payment would be required to be made under the order;

               4. If, within the 18-month period referred to in 3. above, the order is determined to be qualified, the Committee shall segregate the amounts payable to the alternate payee into separate Accounts in the name of such alternate payee, and shall administer such Accounts in all ways as if such alternate payee were a Participant hereunder. The Committee shall pay the segregated amounts to the alternative payee(s) pursuant to the terms of such order. If, within such 18 month period, the order is determined not to be qualified, or the order's status is unresolved, the Committee shall pay the segregated amounts to the person or persons, if any, who would be entitled to such amounts if no order had been received; and

               5. A determination that a domestic relations order is qualified which is made later than 18 months after the receipt of such order shall operate prospectively only.

          D. Distributions made pursuant to this Section 12.04 shall completely discharge the Plan of its obligations with respect to the Participant, his Beneficiary and each alternate payee to the extent of any distributions made.

12.05    Hardship Withdrawals.

          A distribution from a Participant's vested Profit Sharing Account, 401(k) Account (provided that income on Participant Elected Contributions after May 30, 1989 shall not be available for distribution upon hardship), Fairchild 1988 Rollover Account or Stock Bonus Account may be made to a Participant, upon the Participant's request, if it is established that the Participant has an immediate and heavy financial need and the distribution is necessary to satisfy such need. The Committee shall establish the existence of the Participant's immediate and heavy financial need and the Participant's need for a distribution to satisfy such need by applying the following standards:

          A.   Immediate and Heavy Financial Need.

               The existence of an immediate and heavy financial need shall be established by determining one of more of the following:

               1. Expenses incurred or necessary for medical care, described in Section 213(d) of the Code, of the Participant, the Participant's Spouse, or any dependent of the Participant (a dependent shall be determined under Section 152 of the
                    Code);

               2. Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

               3. Payment of tuition and related educational fees (and room and board expenses) for the next twelve (12) months of post-secondary education for the Participant, or a member of the Participant's immediate family;

               4. The need to prevent eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of the Participant's principal residence;

               5.   The need to pay the funeral expenses of a family member; or

               6. Any other reason recognized to constitute an immediate and heavy financial need by the Commissioner of Internal Revenue Service in a revenue ruling, notice or other document of general applicability.

          B.   Distribution Necessary to Satisfy the Financial Need.

               The Participant's need for a distribution to satisfy a financial need as established under paragraph A shall be determined as follows:

               1. The Committee shall consider all relevant facts and circumstances of the Participant to determine whether the need may be satisfied from other resources that are available to the Participant;

               2. The Participant represents, and swears under penalty of perjury, that the financial need cannot be satisfied without causing further undue hardship:

                    a. Through reimbursement or compensation by insurance or otherwise;

                    b. By reasonable liquidation of savings or assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

                    c. By the Participant ceasing elective contributions under this Plan; and

                    d. By other distributions or nontaxable loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

               3.   The  Committee  may  impose  such   conditions  on  hardship
                    distributions, as it deems necessary, so long as such conditions are applied equally to all Participants who request hardship distributions.

C.       Additional Rules.

          The following rules shall apply to each request for a hardship distribution by a Participant:

               1. The Participant's request for a hardship distribution shall be made on such forms as are provided by the Trustee from time to time and the Participant shall furnish the Trustee with such information as the Committee requests in its evaluation of the Participant's request; and

               2. The amount distributed, if any, shall in no event exceed the amount required to satisfy the immediate and heavy financial need of the Participant and to pay any federal, state, or local taxes or penalties reasonably anticipated to result from the distribution. Immediate and heavy financial need may include any taxes or penalties paid by such Participant on such hardship distribution.

12.06    In-Service Withdrawals.

          As of any Valuation Date, a Participant who has a Voluntary Contributions or a Rollover Account may elect an in-service withdrawal. Such withdrawal will be taken first from the Voluntary After-Tax Account, if any, and then from the Rollover Account.

12.07    Participant Loans.

          Loans may be made to Participants under this Plan in accordance with the following provisions:

          A. At the request of a Participant, and under rules to be established from time-to-time by the Committee, the Plan may make a loan of money to such Participant from the Participant's Accounts (excluding any Voluntary After-Tax Account), but not exceeding fifty percent (50%) of the cumulative vested interest of the Participant in all of his or her Plan Accounts. All loans shall be made available to Participants on a reasonably equivalent basis. A Participant shall request a loan by submitting a completed loan application form or initiate a loan by use of the Electronic Access System, together with such application fee as the Committee may require on a uniform basis from Participants applying for loans, and in the case of a residential loan application, also submitting copies of the Purchase and Sales Agreement or Contractor's bid, whichever the case may be. A Participant may have no more than two (2) loans outstanding at the same time, which may be residential and/or nonresidential loans.

          B. Notwithstanding the preceding, no loan may be made to the extent that such loan (when added to the outstanding balance of any other loan to such Participant) exceeds the lesser of:

               1. $50,000, reduced by the excess (if any) of the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan was made, over the outstanding balance of loans from the Plan on the date on which such loan was made; or

               2. one-half (1/2) of the vested balance of all accounts of the Participant in the Plan, determined as of the origination date of the loan. In no event will a loan be made which would be taxed under Code section 72(p) as a distribution from the Plan.

          A nonresidential loan shall, by its terms, be repaid within six (6) to sixty (60) months, and a residential loan shall, by its terms, be repaid within six (6) to one hundred twenty (120) months. Loan payments may generally be made only by way of automatic payroll deduction, and a Participant shall be entitled to an extension in loan payments in the event that due to a shutdown or short work week the payroll check for a Participant is insufficient to cover the loan payment due, but not beyond the time period required for loan repayment under Section 72(p) of the Code, or pursuant to Regulations there under. In the event that Participant is Laid Off, on an authorized leave of absence, is for any other reason not receiving a paycheck, or is separated from service, such Participant shall make direct monthly payments on any loan outstanding. In the event that payment is not received by ninety (90) days after the due date, the loan will be in default pursuant to subparagraph G. hereunder.

          C. The outstanding balance of any such loans, including interest at a reasonable rate based on the prime rate as published in the Wall Street Journal, shall constitute a lien against the Accounts of a Participant and shall be deductible therefrom in the event of a distribution to the Participant for any reason whatsoever. The interest rate to be charged on loans shall be established on the first business day of each month for loans initiated during such month.

          D. Loans shall be secured by the Participant's Retirement and Savings Program Accounts.

          E. Effective October 12, 1998, no assignment of a Comlinear Participant's vested Accrued Benefit shall be made to secure a loan unless the Comlinear Participant's Spouse consents in writing to the assignment, the consent acknowledges that the Comlinear Participant's vested Retirement and Savings Program Account Balance may be used to pay the loan if the Comlinear Participant's service with the Employer terminates and the loan is delinquent, and the Spouse's consent is witnessed by a notary public or a Plan representative. To be effective, the Spouse's consent to the assignment must be signed during the 30-day period ending on the date on which the loan is to be assigned. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required of the Spouse if there is a renegotiation, extension, renewal, or other revision of the loan.

          F. Any loan shall require substantially level amortization of the loan (with payments not less frequently than quarterly) over the term of the loan.

          G. In the event of default, foreclosure on the note and attachment of the security will not occur until a distributable event occurs in the Plan. Events that constitute a default include, but are not limited to: 1) a missed monthly payment due on or before the 15th day of the month in the case of a Participant who is terminated, Laid Off, who is on an authorized leave of absence, or who is not receiving a paycheck for any other reason. Default will occur as of the end of the Plan Quarter following the Plan Quarter in which the failure to remit a monthly payment occurs.

12.08    Direct Rollovers.

          A. This Section 12.08 applies to distributions made on or after January 1, 1993.

          Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article XII, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this Section, the following terms shall be defined as follows:

          1. Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
               Section 401(a)(9) of the Code; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), and, effective January 1, 1999, any hardship distribution described in Code section 401(k)(2)(B)(i)(IV).

          2. Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          3.   Distributee:   A  distributee  includes  an  Employee  or  former
               Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.

          4. Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

     B. The Committee shall prescribe reasonable procedures for the election of direct rollovers under this Section, including, but not limited to:

          1. Requirements that adequate information be provided by the distributee, including the name of the eligible retirement plan to which the rollover is to be made, representation from the eligible retirement plan as to the type of eligible retirement plan it is, and that it will accept the direct rollover, and other information necessary to make the direct rollover, such as the name and address of the trustee of the eligible retirement plan;

          2. Requirements that direct rollover elections be made within the time periods permitted for electing optional forms of payment pursuant to this Article XII; and

          3. Limitations on the amount of a direct rollover, providing that direct rollover may not be elected by a distributee whose eligible rollover distributions during a year are reasonably expected to be less than $200, and providing that, in the case of a distributee who elects to receive part of his distribution in cash and to have the remainder paid to an eligible retirement plan, the portion to be directly rolled over must be equal to at least $500.

     C. This paragraph C shall apply to distributions made after December 31, 2001:

          1.   For purposes of the direct  rollover  provisions  of this Section
               12.08 of the Plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state of political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

          2. In addition, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

          3. Moreover, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to be an individual retirement account or annuity described in Section 408(a) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                                  ARTICLE XIII

            NONDISCRIMINATION TESTING AND LIMITATIONS ON ALLOCATIONS

13.01    Actual Deferral Percentage and Actual Contribution Percentage Testing.

          A.   Limitation on Deferral of Compensation.

               The Committee shall establish uniform rules and procedures for administering Participant Elected Contributions. Such rules and procedures must satisfy one of the following tests or be nondiscriminatory in operation within the meaning of the Code: 1) the Actual Deferral Percentage of the eligible Highly Compensated Employees may not be greater than the Actual Deferral Percentage of the eligible Non-Highly Compensated for the current Plan Year multiplied by 1.25; or 2) the lesser of (i) the Actual Deferral Percentage for the Non-Highly Compensated Employees for the current Plan Year multiplied by two (2) and (ii) the Actual Deferral Percentage for the Non-Highly Compensated Employees for the current Plan Year, plus two (2) percentage points.

               The above tests shall be performed in accordance with Section 401(k) of the Code, as amended, and any applicable regulation there under; and Section 401(k) of the Code and its regulations are hereby incorporated in this Document by reference as provided under Regulation section 1.401(k)-1(b)(2)(iii). In order to satisfy the above requirements, the Committee may, in its sole discretion, require the Employer to reduce the future percentage deferrals elected by the Highly Compensated Employees and/or the Committee shall direct the return of a portion of the amounts deferred by the Highly Compensated Employees, in accordance with paragraph B below.

               Except as provided in Section 5.02B, if an amount is returned to an Employee because the Employee's elective deferral for the calendar year exceeds $9,500 ($11,000 for Plan Years commencing on or after January 1, 2002) (or such amount as adjusted under
               Section 402(g)(5) of the Code), such excess deferral shall be counted in determining the Employee's Actual Deferral Percentage for the Plan Year in which such excess deferral was made. If two or more cash or deferred arrangements (as determined under Section 401(k) of the Code) are treated as a single Plan for purposes of Section 401(a)(4) or 410(b) of the Code, such arrangements shall be treated as a single Plan for purposes of the limitations of this Section. If a Highly Compensated Employee participates in two or more cash or deferred arrangements (as determined under Section 401(k) of the Code) maintained by the Employer, all of such cash or deferred arrangements shall be treated as a single plan for purposes of determining the Actual Deferral Percentage of each Employee.

          B.   Return of Excess Deferrals Withheld.

               1.   Nondiscrimination Test.

                    If it is determined after the end of a Plan Year that any amounts deferred by Highly Compensated Employees would cause the Plan to fail to meet the requirements of Section 5.02 C, excess contributions and income thereon shall be returned as soon as possible following the Plan Year, but in any event no later than the end of the Plan Year following the Plan Year for which they were made. In determining the amount of excess contributions to be returned to Highly Compensated Employees, the Committee shall direct the Employer to distribute to the Highly Compensated Participant with the largest amount of deferrals (and so forth) his or her excess portions in accordance with Code section 401(k)(8)(C), the regulations there under, and any subsequent Internal Revenue Service guidance issued there under such that any amounts remaining satisfy this Section and Code section 401(k).

                    The income or loss allocable to excess contributions shall be income or loss attributable to such excess contributions for the Plan Year determined pursuant to Section 6.05. Income or loss between the end of the Plan Year and the date of distribution shall be disregarded. Any Employer Match attributable to excess contributions which are returned to a Highly Compensated Employee shall be forfeited.

               2.   Deferral Limit.

                    Except as provided in Section 5.02B, if a Participant's elective deferral under Section 401(k) of the Code exceeds $9,500 ($11,000 commencing on or after January 1, 2002) (or such amount as adjusted under Section 402(g)(5) of the Code) for a calendar year, an excess deferral occurs. A Participant may assign to this Plan any excess deferral made during a taxable year by notifying the Committee on or before March 15 following the end of such year. In the event the excess deferral arises solely by taking into account qualified plans of the Employer, the Participant will be deemed to have notified the Committee. The excess amount shall be returned not later than the April 15th immediately following the year of the excess deferral and shall include earnings for the calendar year attributable to such excess deferral, determined pursuant to Section 6.05. Income or loss attributable to the period from the end of the calendar year to the date of distribution shall be disregarded. The amount returned shall reduce the Participant's elective deferrals for the year to not more than the allowable amount for such year. The excess amount shall be determined from all plans under which the Participant made elective deferrals for the year.

               C.   Limitation on Contribution Percentages.

                    Employer  Matches shall satisfy one of the following  tests:
                    1) The contribution percentage of the eligible Highly Compensated Employees shall be not greater than the contribution percentage of the eligible Non-Highly Compensated Employees for the current Plan Year multiplied by 1.25; or 2) the lesser of (i) the contribution percentage for the Non-Highly Compensated Employees for the current Plan Year multiplied by two (2) and (ii) the contribution percentage for the Non-Highly Compensated Employees for the current Plan Year, plus two (2) percentage points.

                    For Plan Years beginning before January 1, 2002, if a Highly Compensated Employee participates in a Plan or Plans maintained by the Employer under which the Highly Compensated Employee is eligible to make elective contributions subject to the requirements of Section 401(k) of the Code and one or more of such Plans is also subject to
                    Section 401(m) of the Code, the tests applied to the contributions for the Highly Compensated Employee shall be performed in accordance with Section 401(m) of the Code and the regulations there under to prevent the multiple use of the alternative limitations as provided in Section 401(m) of the Code.

                    If two or more plans are aggregated for purposes of Section 410(b) of the Code or a Highly Compensated Employee participates in two or more plans of the Employer to which matching contributions or Employee voluntary contributions are made, all such contributions shall be aggregated to apply the tests above.

                    The contribution percentage for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group), of the sum of the Employer Match and Employee nondeductible contributions (and such other contributions as permitted to be included in the calculation under U.S. Treasury regulations) to the Employee's compensation during the Plan Year as defined under Section 414(s) of the Code.

               D.   Return of Contributions.

                    Any Employer Match which causes the contribution percentage of the eligible Highly Compensated Employees to exceed the limits of this Section shall be returned, or forfeited if forfeitable, (together with income attributable to such contributions through the end of the Plan Year, determined in accordance with Section 6.05) before the close of the following Plan Year. Amounts returned (or forfeited if applicable) shall be the amounts for the Highly Compensated Employees who have the highest contribution amounts, and successive amounts shall be returned or forfeited in accordance with Code section 401(m)(6), regulations there under, and any subsequent Internal Revenue Service guidance issued there under, until the amounts remaining satisfy the requirements of this Section and Section 401(m) of the Code. Forfeited amounts may not be allocated to a Highly Compensated Employee whose contributions for such Plan Year are reduced by reason of this Section.

13.02    Limitations on Allocations.

               A. Notwithstanding any other provisions of the Plan, the total annual addition credited to a Participant's Accounts for any Plan Year shall not exceed an amount equal to the smaller of: 1) $30,000 for Plan Years commencing prior to January 1, 2002 ($40,000 for Plan Years commencing on or after January 1, 2002), as adjusted for increases in the cost-of-living under Code section 415(d), or, for limitation years starting before December 31, 1994, if greater, one-fourth of the dollar limitation in effect under Section 415(b)(1)(A) of the Code; or 2) effective for Plan Years commencing prior to January 1, 2002, twenty-five percent (25%) of the compensation paid by the Employer to the Participant during the Plan Year. Effective for Plan Years commencing on or after January 1, 2002, the limit in (2) shall be equal to one-hundred percent (100%) of the amount of the Participant's compensation for the Plan Year.

               B. For purposes of imposing the limitations of Section 415 of the Code, "annual additions" shall mean the sum of the following credited to the Participant's Accounts for the Plan Year: 1) Employer contributions; 2) the Participant's contributions other than a rollover contribution as defined under Section 402(a)(5) of the Code; 3) Forfeitures; and, 4) Amounts allocated to a separate account under a pension or annuity plan for a key employee (as defined under Section 416(i) of the Code) in Plan Years beginning after March 31, 1984, to provide post-retirement medical benefits to such
                    Participant and his or her spouse and dependents, and amounts paid after December 31, 1985, in tax years ending after that date to a separate account under a welfare benefit plan (as defined under Section 419(e) of the Code) of the Employer for a Participant who is or was a key employee (as defined under Section 416(i) of the Code) to provide post-retirement medical benefits to such Participant. Excess elective deferrals determined pursuant to Section 5.02 D.2 of the Plan shall constitute annual additions unless distributed pursuant to Section 5.02 D.2. Excess contributions and excess aggregate contributions pursuant to Sections 5.02 C and 5.03 shall be treated as annual additions even if distributed from the Plan.

               C. For purposes of imposing the limitations of Section 415 of the Code, "compensation" shall mean the Employee's wages, salary, and other amounts received for personal services actually rendered, including but not limited to overtime, bonuses, and commissions. Compensation shall not include Employer contributions to deferred compensation plans, deductible contributions to simplified employee pension plans under Section 408(k) of the Code, distributions from deferred compensation plans, amounts realized from the exercise of nonqualified stock options, amounts realized from the vesting of rights in restricted property, amounts realized from the sale of stock acquired under a stock option, or other amounts which receive special tax benefits. Notwithstanding the foregoing, effective for Plan Years commencing after December 31, 1997, "compensation" for purposes of this Section 13.02 shall have the meaning given to it under Code section 415(c)(3), as that Code section has been amended by GUST to reflect the inclusion of any elective deferrals (as defined in Code section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reasons of Code sections 125, 132(f)(4) or 457.

               D. All defined contribution plans maintained by the Employer shall be treated as a single plan for purposes of the limitations of this Section.

               E. If, due to a reasonable error in the calculation of a Participant's Compensation or the amount that may be deferred under the Plan or under other limited facts and circumstances which the Commissioner of Internal Revenue finds justifiable, the annual addition to the Account of a Participant exceeds the limitation of this Section during a Plan Year, then such excess amount shall be eliminated first by returning, to the extent necessary, the Employer's contribution to the Participant's Account made by reason of the Participant's election to defer compensation in excess of 4% of such Participant's Compensation (or, prior to October 1, 2000, 6% of such Participant's Compensation) and then the Employer's contribution to the Participant's Account made by reason of the Participant's election to defer compensation that is not in excess of 4% of such Participant's Compensation (or, prior to October 1, 2000, 6% of such Participant's Compensation), together with the Employer Match attributable to such Elected Contributions, and finally, to the extent necessary, by reducing the Employer's contribution to the Participant's Profit Sharing Account. The amount of the reduction (hereafter called the excess amount) shall be used to reduce the Employer's contribution for the next Plan Year, and each succeeding Plan Year, for that Participant if covered by the Plan as of the end of such Plan Year. If the Participant is not covered by the Plan as of the end of the Plan Year and the excess amount is a Participant elective deferral, the amount shall be returned to the Participant. If the excess amount is an Employer contribution, then the excess amount shall be held unallocated in a suspense account for the Plan Year and allocated and reallocated in the next Plan Year, to the extent possible, to reduce the Employer's contribution for such year. If a suspense account is in existence during a Plan Year, other than the Year in which it is established, the Employer shall make no contribution to the Plan until all amounts in the suspense account have been allocated and reallocated to Participant. No investment gains or losses or other income or expense shall be allocated to a suspense account. In the event a suspense account is in existence at the time this Plan terminates, any amount in the suspense account which cannot then be allocated to Participants shall be returned to the Employer.


               F. Effective for Plan Years commencing prior to January 1, 2000, in any case in which an individual is a Participant in both a defined benefit plan and a defined contribution plan maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction, as defined in Code section 415(e), for any year may not exceed 1.0.

               G. Effective for Plan Years commencing prior to January 1, 2000, in the case of a Participant whose combined plan fractions exceed the limitation of Subsection 13.02(F), such Participant's annual benefit or annual addition shall be reduced to meet such limitation by making the necessary reduction in the following sequence:

                    First-    The    Participant's    voluntary    nondeductible
                    contribution shall be returned, to the extent necessary, to comply with this Section.

                    Next - The Participant's annual benefit under the defined benefit plan shall be limited, to the extent necessary, to comply with this Section.

                    Next - The annual addition for a Participant in a plan in which the contribution is discretionary shall be reduced, to the extent necessary, to comply with this Section.

                    Next - The annual addition for a Participant in a plan in which the contribution is mandatory shall be reduced, to the extent necessary, to comply with this Section.

13.03    Controlled Groups.

In applying the Section 415 limitations of Section 13.02 above, each member of a controlled group of corporations (as defined in Section 414(b) as modified by Section 415(h) of the Code), each member of a group of trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) as modified by Section 415(h) of the Code), and each member of an affiliated service group (as defined in Section 414(m) of the Code) of which the adopting Employer is a member shall be treated as a single employer.

                                   ARTICLE XIV

                              TOP HEAVY PROVISIONS

14.01    Applicability.

          Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article shall apply for any Plan Year, beginning after December 31, 1983, in which this Plan is a Top-Heavy Plan as defined in Section 416(g) of the Code.

14.02    Definitions.

          A.   Aggregation Group.

               Aggregation Group includes each plan maintained by the Employer (and as required under Section 414(b), (c) or (m) of the Code each related Employer) in which a Key Employee participates and such other plan maintained by the related Employers which enables any plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or 410 of the Code. In addition, the Employer may elect to include other plans in the Aggregation Group which satisfy the requirements of Code Sections 401(a)(4) and 410 when considered together with the plans which are required to be aggregated. Any plan, however, which is or may be permissively included in the Aggregation Group upon an election by the Employer, shall not be subject to the provisions of this Article.

          B.   Compensation.

               For purposes of applying the Top-Heavy provisions of this Article, compensation as defined in Article II of this Plan shall not exclude amounts contributed under a salary reduction agreement on behalf of the Employee to this Plan or similar plans maintained by the Employer or to plans established under Section 125 of the Code. Compensation for the Plan Year shall be taken into consideration. Notwithstanding the foregoing, effective for Plan Years commencing after December 31, 1997, for purposes of this Article XIV, the term compensation has the meaning given such term by Code section 415(c)(3), as that Code section has been amended by GUST to reflect the inclusion of any elective deferrals (as defined in Code section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reasons of Code sections 125, 132(f)(4) or 457.

          C.   Determination Date.

               Determination Date shall be the last day of the preceding Plan Year, or, if such Plan Year is the first Plan Year of the Plan, the last day of such Plan Year. In the case of plans included in an Aggregation Group, the present value of accrued benefits or accounts shall be combined for all aggregated plans which have a Determination Date which falls in the same calendar year.

          D.   Key Employee.

               For Plan Years beginning before January 1, 2002, Key Employee means an Employee or a former Employee (or the beneficiary of such an Employee) who during the Plan Year ending on the Determination Date or during the four (4) preceding Plan Years is, as determined under Section 416(i) of the Code:

               1. An officer of the Employer having an annual compensation greater than 50 percent of the amount in effect under
                    Section 415(b)(1)(A) of the Code for any such Plan Year;

               2. One of the ten Employees having annual compensation from the Employer greater than the amount in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) the largest interest in the Employer;

               3.   A five (5) percent owner of the Employer; or

               4. A one (1) percent owner of the Employer who has annual compensation from the Employer in excess of $150,000.

                    Section 416(i) of the Code is hereby incorporated in the Plan by reference for the purpose of determining whether an Employee is a Key Employee, a former Key Employee, or a non-Key Employee. For Plan Years beginning after December 31, 2001, Key Employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued there under.

               E.   Non-Key Employee.

                    Non-Key Employee means an Employee or a former Employee (or the beneficiary of such an Employee) who is not a Key Employee or former Key Employee as defined under Section 416(i) of the Code.

               F.   Super Top-Heavy.

                    A plan or plans required to be included in the Aggregation Group shall be Super Top-Heavy for a Plan Year if on the Determination Date for such Plan Year the Top-Heavy Ratio exceeds ninety percent (90%).

               G.   Top-Heavy.

                    A plan or plans required to be included in the Aggregation Group shall be Top-Heavy for a Plan Year if on the Determination Date for such Plan Year the Top-Heavy Ratio exceeds sixty percent (60%).

               H.   Top-Heavy Ratio.

                    Top-Heavy Ratio means the ratio determined from dividing the value of accrued benefits and accounts for Key Employees by the total value of accrued benefits and accounts for Key Employees and non-Key Employees. The value of accrued benefits and accounts shall be determined as prescribed under subsection I below.

               I.   Valuation of Accrued Benefit.

                    1.   Defined Contribution Plan.

                    For Plan Years  beginning  prior to  January  1,  2002,  the
                    present  value  of  an  accrued   benefit  under  a  defined
                    contribution plan is the account balance derived from Employer and nondeductible Employee contributions as of the most recent valuation date within the twelve (12) month period ending on the Determination Date, plus any contributions actually made since such date or, in the case of a plan subject to minimum funding requirements, contributions required to be made as of the Determination Date. All defined contribution plans required to be included or permissively included in the Aggregation Group shall be treated as a single plan.

                    2.   Defined Benefit Plan.

                    For Plan Years beginning prior to January 1, 2002, the present value of an accrued benefit under a defined benefit plan is the value of the monthly retirement benefit derived from Employer and nondeductible Employee contributions, determined as of the most recent valuation date within the twelve (12) month period ending on the Determination Date, and determined as though the individual terminated service as of such valuation date. The benefit of an Employee, other than a Key Employee, shall be treated as accruing under the method used to accrue benefits under the Plan or if no accrual method is specified under the Plan, then under the slowest accrual method permitted under Section 411(b)(1)(C) of the Code. Reasonable actuarial assumptions shall be used to determine the value of the benefit under the Plan, provided, that assumptions as to future withdrawal or future salary increases shall not be used. All defined benefit plans required to be included or permissively included in the Aggregation Group shall be treated as a single plan and the same actuarial assumptions shall be used to value benefits under each of the plans included in the Aggregation Group.

                    3.   Accrued Benefits.

                    In determining the accrued benefits to be used to determine the Top-Heavy Ratio, distributions within the period of five
                    (5) consecutive Plan Years ending on the Determination Date, and such rollover accounts as prescribed by regulation by the Secretary of the Treasury, shall be added to the value of accrued benefits as of such Date. The accrued benefits of a former Key Employee and the accrued benefits of an individual who has not performed any services for the Employer maintaining the Plan at any time during the five
                    (5) year period ending on the Determination Date shall, however, be disregarded.

               J. Determination of Present Value and Amounts for Plan Years Beginning After December 31, 2001.

                    1. For Plan Years beginning after December 31, 2001, the present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                    2. For Plan Years beginning after December 31, 2001, the accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

14.03    Top Heavy Requirements.

          For any Plan Year in which this Plan's Aggregation Group is Top-Heavy, the following shall apply:

          A.   Compensation.

               Compensation taken into account under the Plan for any Participant shall not exceed $150,000 or such other amount as determined under Code Section 401(a)(17) as in effect on the first day of the Plan Year in question.

          B.   Minimum Contribution.

               The Employer contribution (excluding elective deferrals and, prior to January 1, 2002, matching contributions) and forfeitures allocated to a Participant who is a non-Key Employee in the employ of the Employer on the last day of the Plan Year shall be not less than the lesser of:

               1. Three percent (3%) of the Participant's compensation (within the meaning of Code Section 415); or

               2. The percentage at which contributions are made under this Plan for the Key Employee for whom such percentage is the highest for the Year. For Plan Years beginning prior to January 1, 1989, this percentage shall be determined for such Key Employee by dividing the contributions and forfeitures for such Employee by so much of his total compensation for the Year as does not exceed $150,000, or such other amount as is determined by the Secretary under Code Section 401(a)(17) to be in effect for that year. In determining the contribution rate for a Key Employee, such Key Employee's elective contributions under a plan qualified under Section 401(k) of the Code shall be counted.

                    If the Plan is required to be included in an Aggregation Group and this Plan allows a defined benefit plan required to be in such Group to meet the requirements of Section 401(a)(4) or 410 of the Code, the minimum contribution, in such circumstances, shall be not less than three (3%) percent of the Participant's compensation for the Year. All defined contribution plans required to be included in the Aggregation Group shall be treated as a single plan.

          C. Minimum Vested Amounts.

               A Participant's nonforfeitable interest under the Plan shall not be less than a nonforfeitable interest determined under the following schedule, based upon the Years of Service completed by the Participant:

                           Completed Years                    Nonforfeitable
                               Of Service                       Percentage

                            Less than 2                                 0%
                            2 but less than 3                          20%
                            3 but less than 4                          40%
                            4 but less than 5                          60%
                            5 but less than 6                          80%
                            6 or more                                 100%

               The number of a Participant's Years of service shall be determined as provided for under this Plan, using the applicable Vesting Computation period to determine Years of Service and Breaks in Service, provided, that a Participant's nonforfeitable interest shall be determined under this Section only in the event he completes at least One Hour of Service with the Employer after the date on which the Plan becomes Top-Heavy.

               A change in the Plan's vesting schedule (whether into or out of the Top-Heavy schedule) shall not cause a Participant's nonforfeitable interest to be less than his nonforfeitable interest immediately prior to the change.

               In the case of a change in the Plan's vesting schedule (whether into or out of the Top-Heavy schedule), a Participant who is credited with three (3) or more Years of Service for vesting purposes at the time of the change shall have his vested interest under the Plan determined under the schedule which gives the Participant the largest nonforfeitable interest. For purposes of the preceding sentence, the time at which a change in the vesting schedule occurs shall be the later of the effective date of such change or the execution date of an amendment which causes such change.

14.04    Limitations on Contributions.

          Effective for Plan Years commencing prior to January 1, 2000, in any Plan Year in which this Plan's Aggregation Group is Top-Heavy, the combined Plan Limits imposed by Sections 14.02 G and 14.02 H shall be applied by substituting 1.0 for 1.25 unless the following conditions are met:

          A.   The Plan's Aggregation Group is not Super Top-Heavy; and

          B. The minimum contribution required for a non-Key Employee is at least equal to the amount set forth in Section 14.03 calculated by substituting four percent (4%) for three percent (3%) in
               Section 14.03 B.1.

14.05    Benefits Under Different Plans.

          If the Employer maintains one or more defined contribution plans (which shall be treated as a single defined contribution plan for purposes of this Article) in addition to a defined benefit plan and a non-Key Employee participates in both types of plans, the Employer shall provide such Participant with the minimum benefit required under the defined benefit pension plan, offset however, by any benefit provided under the Employer's defined contribution plan.

                                   ARTICLE XV

                         PROVISIONS AGAINST ANTICIPATION

Until distribution pursuant to the terms hereof, no Participant shall have the right or power to alienate, anticipate, commute, pledge, encumber or assign any of the benefits, proceeds or avails set aside for him under the terms of this Plan, and no such benefits, proceeds or avails shall be subject to seizure by any creditor of the Participant under any writ or proceedings at law or in equity, provided, that the terms of this Section shall not prohibit the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant if such creation, assignment, or recognition of a right is made under a qualified domestic relations order as defined under Section 414(p) of the Code. Effective with respect to judgments, orders and decrees issued and settlements entered into on or after August 4, 1997, this Article XV shall not prevent the Trustee from offsetting a Participant's Account against an amount that the Participant is ordered or required to pay to the Plan pursuant to a judgment, order, decree or settlement that satisfies the requirements of Code section 401(a)(13)(C).

                                   ARTICLE XVI

                            ADMINISTRATIVE COMMITTEE

                        NAMED FIDUCIARY AND ADMINISTRATOR

16.01    Appointment of Committee.

          The Board or such person(s) as it designates shall appoint a Committee comprised of three or more persons (herein referred to as the Committee) to serve for such terms as the Board may designate, or until a successor has been appointed or until removal by the Board or its designee. The Committee shall be the Plan Administrator and Named Fiduciary of the Plan within the meaning of ERISA. The Board or its designee shall advise the Trustee in writing of the names of the members of the Committee and any changes thereafter made in the membership of the Committee. Vacancies due to resignation, death, removal or other causes shall be filled by the Board or its designee. Members shall service without bond, except as may otherwise be required by law, and without compensation for service. All reasonable expenses of the Committee shall be paid by the Employer. The number of the Committee may be changed by the Board at any time.

16.02    Committee Action.

          The Committee shall appoint a secretary, who may or may not be a Member of the Committee, who shall keep minutes of the Committee's proceedings and all data, records and documents pertaining to the Committee's administration of the Plan. The Committee shall act by majority vote of its members in office at that time, such vote to be taken at a meeting or, in writing, without a meeting. The Committee may, by such majority action, authorize its secretary, or any one or more of its members, or any other person to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of those so designated. The Trustee shall accept and rely conclusively upon any direction or document executed by such person(s) as representing action by the Committee, until the Committee shall file with the Trustee a written revocation of such designation. A member of the Committee who is also a Participant hereunder shall not vote or act upon any matter relating solely to such member. In the event of a deadlock or other situation which prevents agreement of a majority of the Committee members, the matter shall be decided by the Board.

16.03    Rights and Duties of Committee.

          The Committee shall have the authority to control and manage the operation and administration of the Plan and shall have all powers necessary to accomplish those purposes. Actions taken and decisions made by the Committee shall be final and binding on all parties. The Committee shall have full power and complete discretionary authority to discharge the Committee's responsibility and authority hereunder, including, but not limited to, full power and discretionary authority to:

          A. Determine all questions relating to the eligibility of Employees to participate;

          B. Compute and certify to the Trustee the amount manner and time of payment of benefits payable to Participants, Spouses and/or their Beneficiaries;

          C.   Authorize all disbursements by the Trustee from the Trust;

          D. Maintain all necessary records for the administration of the Plan other than those which the Trustee has specifically agreed to maintain;

          E. Construe and interpret the provisions of the Plan and publish such rules for the regulation of the Plan as are deemed necessary and not inconsistent with the terms of the Plan;

          F. Establish reasonable procedures to determine the qualified status of domestic relations orders and administer distributions under such qualified orders; and to notify the Participant and any other alternate payee, as defined under Section 414(p)(8) of the Code, of the receipt of a domestic relations order, the Plan's procedure for determining the qualified status of such an order, and the determination made in connection with such order;

          G. Delegate and/or allocate responsibility and/or authority for one or more of its duties to another person or persons, including but not limited to, individual members of the Committee; and

          H. Approve and adopt Plan amendments and execute all documents required therewith, in accordance with Section 21.02.

          The interpretation and construction of any provisions of the Plan and the exercise of any discretion granted hereunder to the Committee or any other fiduciary with respect to the Plan (within the meaning of
          Section 3(21) of ERISA) shall be final and binding on the Participants, their dependents and all other interested persons.

16.04    Investments.

          The Committee, as Named Fiduciary with respect to control and management of assets of the Plan, and in accordance with provisions of the Trust Agreement, may appoint in writing an investment manager(s) to manage and control all of the investments of the Plan, or may delegate the responsibility for making investment decisions to the Trustee, in which case the Trustee, to the extent permitted by governing law, shall be the fiduciary of the Plan. No such appointment shall be effective until the investment manger has acknowledged in writing that he or she is a fiduciary of the Plan, and that he or she has complied with the bonding requirements of ERISA. The Committee shall be responsible for establishing and carrying out an investment policy for the Plan. The investment policy and method so established shall be communicated to the Trustee and/or the investment manager(s).

16.05    Information, Reporting and Disclosure.

          To enable the Committee to perform its functions, the Employer shall supply full and timely information to the Committee on all matters relating to the Compensation of all Participants; their continuous, regular employment; their retirement, death or the cause for termination of employment; and such other pertinent facts as the Committee may require, and the Committee shall furnish the Trustee such information as may be pertinent to the Trustee's administration of the Plan. The Committee shall be entitled to rely upon the information it receives from the Employer. The Committee, as Plan Administrator, shall have the responsibility of complying with the reporting and disclosure requirements of ERISA and, to the extent applicable, any other federal or state law.

16.06    Independent Qualified Accountant.

          Unless the Plan is exempt from the requirement by applicable law or regulation, the Committee shall engage, on behalf of all Plan Participants, an independent qualified public accountant who shall conduct such examinations of the financial statements of the Plan and of other books and records of the Plan as the accountant may deem necessary to enable the accountant to form an opinion as to whether the financial statements and schedules required by law to be included in any reports are presented fairly and in conformity with generally accepted accounting principles applied on a basis consistent with that of any preceding year.

16.07    Standard of Care Imposed Upon the Committee.

          The Committee shall discharge its duties with respect to the Plan solely in the interest of the Participants and Beneficiaries:

          A. For the Exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of the Plan;

          B. With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of like character and with like aims; and

          C. In accordance with the provisions of this Plan and any amendments to the Plan.

16.08    Allocation and Delegation of Responsibility.

          The Committee may, by written rule promulgated under Section 16.03 above, allocate fiduciary responsibilities among Committee members and may delegate to persons other than Committee members the authority to carry out fiduciary responsibilities under the Plan, provided that no such responsibility shall be allocated or delegated to the Trustee without its written consent. As used in this Section, the term "fiduciary responsibility" shall not include any responsibility to manage or control the assets of the Plan.

          The   Committee,   in  making  the  above   allocation   of  fiduciary
          responsibilities, may provide that a person or group of persons may serve, with respect to the Plan, in more than one fiduciary capacity.

          The Committee or, so long as the Committee shall have made written approval, persons to whom fiduciary responsibilities have been delegated by the Committee may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

          In the event a fiduciary responsibility is allocated to a Committee member, no other Committee member shall be liable for any such act or omission of the person to whom the responsibility is allocated except as required by law. If a fiduciary responsibility is delegated to a person other than a Committee member, the Committee shall not be responsible or liable for an act or omission of such person in carrying out such responsibility except as may otherwise be required by law.

16.09    Bonding.

          When required by law, each fiduciary of the Plan and every person handling Plan funds shall be bonded. It shall be the obligation of the Committee to assure compliance with applicable bonding requirements. The Trustee shall not be responsible for assuring that bonding requirements are complied with and such responsibility is specifically allocated to the Committee.

16.10    Claims Procedure.

          Benefit Request.

          A request for a distribution of Plan benefits shall be sent to the Committee in writing on any forms prescribed by the Committee and signed by the Participant, or, if for a death benefit, by the
          Participant's Beneficiary. Such request shall be acted on within thirty (30) days after receipt. If any request is denied in whole or in part, the Committee shall notify the claimant in writing of the denial within ninety (90) days of receipt thereof, unless the Committee determines that special circumstances require additional time, in which case a decision shall be rendered not later than one-hundred eighty days (180) after receipt of the claim by the Plan. If such extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original ninety (90) day period which explains the reasons for the extension and the date a decision is expected. The notice of denial shall set forth the following: the specific reason or reasons for the denial; reference to the specific Plan provisions on which such denial is based; a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such additional material or information is necessary; a description of the Plan's review procedures and time limits; and a statement of the claimant's right to bring a civil action under section 502(a) of ERISA following a denial on review.

          Benefit Denials.

          In the case of any claimant whose application for benefits is denied in whole or in part, the claimant or the duly authorized representative may appeal such denial to the Committee for a full and fair review thereof by sending to the Committee a written request for review within sixty (60) days after the date on which such denial is received. The claimant making the request for review or his duly authorized representative may discuss any issues relevant to the claim, may review pertinent documents and may submit issues and comments in writing. The review of a request which has been denied shall be made by the Committee within sixty (60) days of the receipt of the request for review, unless the Committee determines that special circumstances require additional time, in which case a decision shall be rendered not later than one hundred twenty (120) days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original sixty (60) day period which explains the reasons for the extension and the date a decision is expected. The decision on review shall be in writing, shall be written in a manner calculated to be understood by the claimant, and shall include the following: the specific reason or reasons for the denial; reference to the specific Plan provisions on which such denial is based; a statement that the claimant is entitled to receive, upon request and free of charge, access to and copies of all documents, records and other information relevant to the claim; a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA; and a description of any voluntary appeals procedures offered by the Plan.

          All interpretations, determinations and decisions of the Committee, with respect to any claim under the Plan, shall be made in its sole and absolute discretion and shall be final and conclusive.

          Disability Benefits

          Notwithstanding the foregoing, if the provisions of Section 2.13(B) apply, the claims procedures under 29 CFR. Section 2560.503-1 relating to disability plans shall apply.

16.11    Indemnification.

          The Employer does hereby indemnify and hold harmless each Committee member or its agents who are employees of a member of the Consolidated Group from any loss, claim or suit arising out of the performance of obligations imposed hereunder and not arising from said Committee member's or agent's willful neglect, misconduct or gross negligence.

                                  ARTICLE XVII

                        APPOINTMENT OF INVESTMENT MANAGER

17.01    Authority for Appointment.

          The Committee shall have the authority prescribed in ERISA Section 402
          (c)(3) and under Section 16.04 of this Plan to appoint one or more investment managers and contract with each for management of any part of the Trust Fund. Selection and retention of an investment manager shall be in the Committee's discretion. Each investment manager shall have the power to manage, acquire and dispose of that part of the Trust Fund designated by the Committee. The investment manager has no responsibility for Plan operation or administration.

17.02    Investment Manager Discretion.

          Without limitation of the foregoing and if an investment manager is appointed:

          A. The Trustee, on Committee direction, shall segregate the Trust Fund or any part thereof into one or more investment manager accounts. The Committee shall appoint an investment manager for each account and designate to the Trustee the part of the Trust Fund to be managed by each investment manager. The Trustee shall follow the investment manager's directions, with respect to such investment manager's account, and shall sign and vote the proxies under the direction received from the investment manager with respect to such account.

          B. The Committee, by notice to the Trustee, may terminate at any time the authority of an investment manager to manage the account. In such event or upon resignation of an investment manager, the Committee shall either appoint a successor investment manager for the account or direct the Trustee to assume responsibility for the investment management of the assets in the accounts, in which case such assets shall no longer be segregated from the other assets of the Trust Fund.

          C. Each investment manager to whom any fiduciary responsibility with respect to the Plan or Trust Funds is delegated shall discharge such responsibility in accordance with the standards set forth in ERISA Section 404(a).

                                  ARTICLE XVIII

                         INVESTMENT OF ASSETS BY TRUSTEE

The Trustee, in accordance with the directions of the Committee, shall exercise authority or discretion in the management and control of the assets of the Plan, except to the extent the management of any part of the Trust Fund has been delegated to any investment manager pursuant to Article XVII. Without limiting the generality of the foregoing, the Trustee shall invest and reinvest the principal and income of the Trust Fund in common investment funds, real estate, government, municipal or corporation bonds, debentures or notes, common and preferred stocks, or other forms of property whether real, personal or mixed, including investments for which interest is guaranteed by a bank, insurance company, or other financial institutions.

                                   ARTICLE XIX

                                  CONSTRUCTION

This Plan shall be constructed in accordance with ERISA and regulations issued there under and, to the extent applicable, the laws of the state in which the principal office of the Employer is located.

                                   ARTICLE XX

                           MERGERS AND CONSOLIDATIONS

In the case of any merger or consolidation with any other plan or a transfer of assets or liabilities to any other plan, each Participant shall be entitled to be credited with a benefit immediately after such merger, consolidation or transfer which is equal to the benefit to which he would have been entitled immediately before such merger or consolidation had the Plan then terminated.

                                   ARTICLE XXI

                        AMENDMENT OR TERMINATION OF PLAN

21.01    Right to Amend and Terminate.

          The Employer represents that the Plan is intended to be a continuing and permanent program for Participants, but reserves the right to terminate the Plan or any part of it at any time. The Employer may, by action of its Board or, with respect to administrative provisions, by action of the Committee, modify, alter, or amend this Plan in whole or in part. Such termination or amendment shall be effective on the date specified by the Board. No such action shall reduce a protected Accrued Benefit of a Participant.

21.02    Administrative Amendments.

          Subject to the foregoing provisions of this Article, the Board hereby delegates to the Committee the right to make administrative amendments to this Plan and the Trust Agreement. An amendment will be considered an administrative amendment properly within the delegated authority of the Committee only if such amendment does not change the amount or level of Employer contributions under this Plan (except as otherwise permitted in Section 5.01), the method of allocation or crediting contributions as provided for in Article VI, or any other provision specifically governed by action of the Board in accordance with the provisions of this Plan or the Trust Agreement. The adoption of specific provisions concerning contributions, distributions or Plan provisions affecting employees involved in a corporate acquisition or disposition or similar transaction shall be considered an administrative amendment within the delegated authority of the Committee.

          Any amendment adopted by the Committee pursuant to the delegated authority shall be reported to the Board within a reasonable period following its adoption, but in no event later than two and one-half (2-1/2) months after the close of the Plan Year in which it becomes effective. Any such amendment shall become effective as of the date specified by the Committee.

21.03    Protection of Accrued Benefits.

          With the exception of an amendment described under Section 412(c)(8) of the Code, no amendment to the Plan shall reduce the Accrued Benefit to a Participant determined as of the date immediately preceding the adoption of the amendment. In the case of any change in the Plan's vesting schedule, a Participant who is credited with three (3) or more Years of Service for vesting purposes at the time of the change shall have his vested interest under the Plan determined under the schedule which gives the Participant the largest nonforfeitable interest. For purposes of the preceding sentence, the time at which a change in the vesting schedule occurs shall be the later of the effective date of such change or the execution date of an amendment which causes such change.

21.04    No Re-Vesting.

          No termination, modification, alteration or amendment shall have the effect of re-vesting in the Employer any of its contributions or the income derived therefrom.

21.05    Exclusive Benefit of Participants.

          At no time during the existence hereof or at its termination may the Plan assets be used for or directed to purposes other than for the exclusive benefit of Participants or their Beneficiaries.

21.06    Termination and Discontinuance of Contributions.

          The Employer shall have the right, at any time, to discontinue its contributions hereunder and to terminate, or partially terminate, this Plan and the Trust by delivering to the Trustee written notice of such discontinuance or termination. Such termination or discontinuance shall be effective on the date specified by the Board. Upon complete discontinuance of the Employer's contributions or full or partial termination of the Trust, the Accounts and rights to benefits of all affected Participants shall become fully vested and shall not thereafter be subject to forfeiture, except to the extent that law or regulations may preclude such vesting in order to prevent discrimination in favor of Highly Compensated Employees. Upon final termination of the Trust, the Committee shall direct the Trustee to distribute to the Participants all assets remaining in the Trust after payment of any expenses properly chargeable against the Trust in accordance with the value credited to such Participants, as of the date of such termination, in cash or in kind and in such manner as the Committee shall determine.

                                  ARTICLE XXII

                           OTHER PARTIES TO THIS PLAN

22.01    Subsidiaries.

          Any corporation which is a subsidiary of National Semiconductor Corporation may become a party to this Plan by a written agreement to this effect between National Semiconductor Corporation and such subsidiary which shall set out, among other things, the date on which the subsidiary shall become a party to this Plan. Unless otherwise provided in the written agreement, service with such subsidiary prior to the time it became a member of the Consolidated Group shall be disregarded. Any such party to this Plan shall be subject to the following special provisions of this Article, except as otherwise specifically provided in the agreement making the subsidiary a party to this Plan. As used herein, the term "subsidiary" shall mean a corporation with which National Semiconductor Corporation is eligible to file a consolidated income tax return under the federal income tax law and regulations, irrespective of whether such consolidated return is actually filed.

22.02    Termination of Participation.

          Upon approval of the Board, any party to this Plan, including National Semiconductor Corporation, may at any time elect to terminate its participation in this Plan in a manner set forth in Article XXI; or National Semiconductor Corporation or any other party to this Plan may elect at any time by appropriate amendment or action affecting only its own status hereunder to disassociate itself from this Plan but to continue the Plan as it pertains to itself and its Employees as an entity separate and distinct from this Plan. Termination of the participation of National Semiconductor Corporation or any other party to this Plan, or disassociation, shall not affect the participation of National Semiconductor Corporation or any other party to this Plan nor terminate the Plan or Trust with respect to them and their Employees; provided that, if National Semiconductor Corporation shall terminate its participation, or disassociate itself, then each remaining party to this Plan shall make such arrangements and take such action as may be necessary to assume the duties of National Semiconductor Corporation in providing for the operation and continued administration of the Plan as the same pertains to the other parties to this Plan.

22.03    Contributions and Allocations.

          With respect to any Plan Year during which one or more subsidiaries of National Semiconductor Corporation are parties to this Plan, National Semiconductor Corporation and its subsidiary or subsidiaries which are parties to this Plan shall together make contributions to the Trust for such Plan Year. Such aggregate contributions shall be divided among the parties to this Plan in the proportion that the Compensation of the Participants for the Plan Year of each party to this Plan bears to the Compensation of all the Participants of all such parties to this Plan for such Plan Year; provided, however, that if any party is prevented from making a contribution because it has no current or accumulated earnings or profits or has less earning or profits than the contribution which would otherwise have been made, the other party or parties to this Plan may make contributions in behalf of such deficient party in accordance with the provisions of Section
          404(a)(3)(B) of the Internal Revenue Code and the regulations promulgated there under. Such aggregate contribution for each Plan Year shall be allocated among the Participants of all parties to this Plan in accordance with Article VI.

22.04    Committee.

          The Committee which administers this Plan as applied to National Semiconductor Corporation shall also be the Committee as applied to each other party to this Plan.

22.05    Accounts.

          The Accounts under this Plan with respect to all of the Participants of all of the parties to this Plan shall be maintained in accordance with the provisions of Article VI.

                                  ARTICLE XXIII

                          RIGHT TO DISCHARGE EMPLOYEES

Neither the establishment of this Plan, nor any modification thereof, nor the payment of any benefit shall be construed as giving any Participant or any other person any legal or equitable right against the Employer or the Trustee, unless the same shall be specifically provided for in this Plan, nor as giving any Employee or Participant the right to be retained in the employ of the Employer. All Employees shall remain subject to discharge by the Employer to the same extent as if this Plan had never been adopted.

                                  ARTICLE XXIV

                       DECLARATION OF PLAN CONTINGENT UPON

                        INTERNAL REVENUE SERVICE APPROVAL

24.01    Internal Revenue Service Approval.

          Upon adopting the Plan, or upon adopting a qualifying amendment to this Plan, the Employer shall immediately apply to the Internal Revenue Service for a determination letter that the Plan, as adopted or amended by the Employer, is a qualified Plan under Internal Revenue Code Section 401(a). In the event the Employer receives an unfavorable determination on a qualifying amendment and does not effect an amendment which will cure the defect, such qualifying amendment shall be null and void and this restated Plan shall remain in effect.

24.02    Mistake of Fact.

          In the event a contribution is made by reason of a mistake of fact, the amount that would not have been contributed had the mistake not occurred may be returned to the Employer if the amount is returned within one year of the mistaken contribution.

24.03    Disallowance of Deductibility.

          In the event a contribution is conditioned upon its deductibility and the deduction is disallowed, the amount that would not have been contributed had there been no mistake in determining the deduction may be returned to the Employer if the amount is returned within one year of the disallowance.

                                   ARTICLE XXV

                                  MISCELLANEOUS

25.01    Governing Law.

          The parties agree that all disputes relating to the performance or interpretation of any term of this Plan shall be governed by the laws of the State of California.

25.02    Severability of Provisions.

          If a court of competent jurisdiction determines that any term of this Plan is invalid or unenforceable to any extent under applicable law, the remainder of this Plan shall not be affected thereby, and each remaining term shall be valid and enforceable to the fullest extent permitted by law.

25.03    Counterparts.

          This Plan may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

25.04    Captions.

          The Table of Contents and captions to the Articles and Sections of this Plan are for the convenience of reference only and in no way define, limit, describe, or affect the scope or intent of any part of this Plan.

25.05    Interchangeable Word Usage.

          Unless some other meaning and intent is apparent from the context, the plural shall mean the singular and vice versa; and
         masculine, feminine and neuter words shall be used interchangeably.

25.06    USERRA Provisions.

          Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code. Loan repayments will be suspended under this plan as permitted under Section 414(u)(4) of the Internal Revenue Code. The terms of this Section are effective October 13, 1996 with respect to reemployments initiated on or after December 12, 1994.